As filed with the U.S. Securities and Exchange Commission on May 12, 2026

1933 Act File No. 333-255575

1940 Act File No. 811-23659

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☒

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 95 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT

OF 1940 ☒

Amendment No. 101 ☒

(Check appropriate box or boxes.)

WISDOMTREE DIGITAL TRUST

(Exact Name of Registrant as Specified in Charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of Principal Executive Offices) (Zip Code)

1-866-909-9473

(Registrant’s Telephone Number, including Area Code)

RYAN M. LOUVAR

WISDOMTREE DIGITAL TRUST

250 West 34th Street, 3rd Floor

New York, NY 10119

(Name and Address of Agent for Service)

Copies to:

Todd P. Zerega

Morgan, Lewis & Bockius LLP

One Oxford Centre, 32nd Floor

Pittsburgh, PA 15219-6401

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b).
☐	On (date) pursuant to paragraph (b)(1)(iii).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	On (date) pursuant to paragraph (a)(1).
☒	75 days after filing pursuant to paragraph (a)(2).
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

[ __ ], 2026

Equity ETF

WisdomTree Digital Trust

WisdomTree 500 Digital ETF ([ __ ])

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Digital Trust

Sub-Adviser	18
Portfolio Managers	19
Additional Information About the Purchase and Redemption of Fund Shares	19
Additional Tax Information	22
Taxes on Distributions	22
Taxes When You Redeem or Sell Fund Shares	23
Financial Highlights	24

WisdomTree 500 Digital ETF

Investment Objective

The WisdomTree 500 Digital ETF (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree 500 Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[__]%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	[__]%[1]
Total Annual Fund Operating Expenses	[__]%
[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
[ __ ]	[ __ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is new, so it has no portfolio turnover as of the date of this prospectus.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree 500 Index (the “Index”). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

The Index is maintained by WisdomTree, Inc. (“WisdomTree” or the “Index Provider”) and consists of the 500 largest companies domiciled and listed in the U.S. To be eligible for inclusion in the Index, a company must meet the following criteria as of the annual Index screening date: (i) market capitalization of at least $100 million; and (ii) average daily dollar trading volume of at least $200,000 for each of the preceding six months. The Index is reconstituted annually, and constituents are weighted using a modified market capitalization methodology. At reconstitution, single constituent weights will be capped at 10% while the combined exposure of constituents exceeding 5% will be capped at 40%. The Fund will publicly disclose its portfolio holdings daily. The Index Provider is affiliated with WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”).

WisdomTree currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define equity securities within a sector. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries. As of [March 31, 2026, a significant portion of the Index is comprised of companies in the information technology sector.]

2 WisdomTree Digital Trust Prospectus

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

DTCC Shares, Tokenized Shares and Use of Blockchain

The Fund is an exchange-traded fund (“ETF”). The Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Unit Aggregations”). These transactions are usually in exchange for a basket of securities and/or cash. As a practical matter, only institutions or large investors (typically market makers or other broker-dealers) (“APs”) purchase or redeem Creation Unit Aggregations. Except when aggregated in Creation Unit Aggregations, shares of the Fund are not redeemable securities.

Shares of the Fund are issued and recorded in one of two forms:

●	DTCC Shares: Shares are recorded and held in electronic book-entry form through the facilities of the Depository Trust Company (“DTCC”) and its participants in accordance with DTCC’s customary procedures. Such shares shall be hereafter referred to as “DTCC Shares.” Ownership of DTCC Shares is reflected on the books of the Fund’s transfer agent, The Bank of New York Mellon (“BNY”), in the name of DTCC or its nominee. DTCC then maintains the beneficial ownership of the DTCC Shares through its book-entry record system.

●	Tokenized Shares: Shares are recorded on an applicable blockchain and are maintained by WisdomTree Transfers, Inc., the Fund’s digital transfer agent (“WisdomTree Transfers”). Such shares shall be hereafter referred to as “Tokenized Shares.” For Tokenized Shares, the master securityholder file consists of a blockchain-integrated recordkeeping system in which certain information, including token quantity and wallet address, is recorded on-chain, while personally identifiable information is maintained off-chain by WisdomTree Transfers. WisdomTree Transfers’ records, taken together with the on-chain records, constitute the official record of ownership for Tokenized Shares. Tokenized Shares may only be held in blockchain wallets that have been verified and approved by WisdomTree Transfers.

All issued Fund shares, regardless of form of recording, represent identical ownership interests in the Fund and carry identical rights, including identical voting rights. The form in which a shareholder holds Fund shares does not affect the shareholder’s economic interest in the Fund or the rights associated with that interest.

Fund shareholders may have the recordkeeping format of share ownership changed from one format to the other format pursuant to investor discretion and instruction, subject to applicable procedures, requirements and processing times. Shareholders may initiate an ownership format change by completing the applicable transfer form made available by WisdomTree Transfers at [www.wisdomtree.com/investments], and by providing such completed and signed form and any further required documentation to WisdomTree Transfers at the email address designated on such form. Change in recordkeeping format does not constitute a redemption or repurchase of Fund shares and does not result in any change to a shareholder’s economic interest in the Fund. By way of example, upon receipt by WisdomTree Transfers of applicable documentation in good order from a Fund shareholder seeking to change the recordkeeping format from Tokenized Shares to DTCC Shares, which will include identification of an account at a broker-dealer that permits investments in ETF shares, WisdomTree Transfers will cause the tokens associated with the applicable Tokenized Shares to be burned from the shareholder’s wallet and will instruct BNY to credit the corresponding shares to DTCC’s (or its nominee’s) account. Upon confirmation from the shareholder’s broker, the shareholder will then hold the shares, as DTCC Shares, through their brokerage account that the shareholder has instructed. A similar process in the opposite direction occurs when a Fund shareholder seeks a change in recordkeeping format from DTCC Shares to Tokenized Shares. In such a process, the shares will be removed from BNY’s DTCC (or DTCC nominee) account and credited to the account for Tokenized Shares for which WisdomTree Transfers maintains the underlying shareholder records. WisdomTree Transfers will cause tokens representing Tokenized Shares to be minted into a wallet identified by the shareholder and approved by WisdomTree Transfers.

Shares of the Fund are listed for trading on a national securities exchange, currently [ __ ] (the “Listing Exchange”). DTCC Shares are expected to trade on the Listing Exchange and through broker-dealers, while Tokenized Shares are anticipated to be made available for trading through one or more broker-dealers, which may include WisdomTree Securities, Inc. (“WisdomTree Securities”), and may be facilitated through electronic trading platforms. Tokenized Shares represent the same shares of the Fund that are listed on a national securities exchange, and investors may elect to change the recordkeeping format of their shares to DTCC Shares in order to access traditional secondary market liquidity.

WisdomTree Digital Trust Prospectus 3

As described further below, through WisdomTree Transfers, the Fund uses blockchain technology in relation to maintaining a record with respect to Tokenized Shares. The following describes what blockchain technology is and how the Fund uses it for the recording of Tokenized Shares.

WisdomTree Transfers maintains a record of share ownership of the Tokenized Shares through an integrated recordkeeping system, with records maintained by WisdomTree Transfers in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the a token representing the Tokenized Shares on the blockchain can act as an information source for WisdomTree Transfers to register a transaction in its book-entry records. WisdomTree Transfers will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of Tokenized Shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the Tokenized Shares. WisdomTree Transfers book-entry records constitute the official record of share ownership with respect to Tokenized Shares, and WisdomTree Transfers reconciles its book-entry records with BNY as the Fund’s transfer agent. The policies and procedures of the Fund and WisdomTree Transfers both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address oversight of the fund’s the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Tokenized Shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. Investors holding Tokenized Shares will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Investors may use wallets of supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences. Investor wallets are subject to approval by WisdomTree Transfers.

WisdomTree Transfers utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of WisdomTree Transfers. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with WisdomTree Transfers’ policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by an affiliate of WisdomTree Transfers with oversight by WisdomTree Transfers. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

4 WisdomTree Digital Trust Prospectus

It is anticipated that Fund shareholders may have the benefit of Tokenized Shares that could be held on a blockchain of the investor’s choice, such as the blockchains noted under “Additional Information About the Buying and Selling of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by WisdomTree Transfers’ process of burning and minting the digital representations of shares on each blockchain and WisdomTree Transfers continuing to maintain the Fund’s official records of Tokenized Shares through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of Tokenized Shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record for Tokenized Shares maintained by WisdomTree Transfers. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or WisdomTree Transfers or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in WisdomTree Transfers’ blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in the Fund’s Tokenized Shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Tokenized Shares.

WisdomTree Digital Trust Prospectus 5

■	Large-Capitalization Investing Risk. The Fund currently invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Tokenized Share Trading Risk. Notwithstanding that Tokenized Shares may be made available for secondary market purchase or sale through one or more platforms, including through WisdomTree Securities, the willingness or ability of WisdomTree Securities or traditional brokers, dealers and other intermediaries to facilitate liquidity in the market for tokenized equity, including Tokenized Shares, may be limited and there can be no assurance as to when or if such liquidity will be achieved. Regulators such as the U.S. Securities and Exchange Commission, Financial Industry Regulatory Authority, the U.S. Commodity Futures Trading Commission, and state authorities may adopt new rules or guidance that impose burdensome requirements or restrictions on issuers, transfer agents and other market intermediaries or use of blockchain technology systems, including automated market-makers (“AMMs”) and other permissionless decentralized exchange mechanisms (“DEXs”), that could make onchain trading of tokenized equities impractical. Any such developments could also increase compliance costs, restrict the Fund’s ability to issue or maintain Tokenized Shares, make it unlikely that the Fund would seek to expand onchain trading, or require the Fund to unwind tokenization altogether. As a result, investors may be unwilling to purchase or hold Tokenized Shares, which could lead the Fund to not be viable in the marketplace. Tokenized Shares, like all ETF shares, are subject to applicable U.S. securities laws and regulations. Any secondary market trading must be conducted through appropriately registered intermediaries, such as broker-dealers, and may require such intermediaries to operate under regulatory frameworks applicable to the trading of securities, including Regulation ATS where applicable. Other types of platforms, such as request for quote platforms, may find the regulatory and/or compliance requirements to be too burdensome, costly or impractical to facilitate purchases and sales of Tokenized Shares. The availability and performance of any trading platform is outside the control of the Fund and may be subject to technological disruptions, cybersecurity risks, or operational errors. To the extent there is not a broker-dealer or trading platform for Tokenized Shares to be sold, or such broker-dealer or trading platform was facilitating sales at undesirable prices, and an investor desired to sell Tokenized Shares, such investor would need to move their form of ownership from Tokenized Shares to DTCC Shares and thereby access secondary market liquidity on the Listing Exchange. However, the process to convert Tokenized Shares to DTCC Shares could take multiple days and therefore cause a delay in the shareholder selling its shares. Secondary market prices could materially change during such time, which may be disadvantageous to the Fund shareholder.

■	Cybersecurity Risk. The Fund and its service providers, as well as a wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the WisdomTree Transfers’ systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, a wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

6 WisdomTree Digital Trust Prospectus

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not track the market segment it is designed to track. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree Securities and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would. This risk may be elevated to the extent that an Authorized Participant is transacting with the Fund in Creation Unit Aggregations on a cash basis.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Because the Fund is new, it does not have a full calendar year of performance information. When the Fund has been in operation for a full calendar year, performance information will be shown. You can obtain updated performance information by accessing the information at [www.wisdomtree.com/investments].

WisdomTree Digital Trust Prospectus 7

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. [_________] (“[ __ ]” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

[ ____ ]

[ ____ ]

Buying and Selling of Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed for trading on the Listing Exchange, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Tokenized Shares are available for secondary market trading through one or more broker-dealers, which may include WisdomTree Securities, and may be facilitated through electronic platforms operated by such broker-dealers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at [www.wisdomtree.com/investments].

The Fund issues and redeems shares at NAV only in Creation Unit Aggregations, which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Unit Aggregations in exchange for a portfolio of securities and/or cash.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Digital Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

8 WisdomTree Digital Trust Prospectus

Additional Information about the Fund

Use of Blockchain for Tokenized Shares

Share Recording

As noted above, Fund shares will have the ability to be recorded as Tokenized Shares - digital representations on one or more blockchains - to help facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem. However, any such blockchain wallet, prior to use, must be registered by WisdomTree Transfers in its sole discretion and associated with relevant personal identifying information. This will provide WisdomTree Transfers with the ability to continue to maintain the record of ownership in the Fund to the extent shares are transferred to any registered wallet, such as from one shareholder wallet to another shareholder wallet (or potential shareholder wallet) within any supported blockchain network or between any two supported blockchain networks. Notwithstanding that WisdomTree Transfers maintains such record ownership in Tokenized Shares, Tokenized Shares may only be redeemed in Creation Unit Aggregations by Authorized Participants and holders of Tokenized Shares will not be able to individually redeem Tokenized Shares (the inability to individually redeem also applies to DTCC Shares).

WisdomTree Transfers will reconcile its book-entry records for Tokenized Shares with blockchain transactions on at least a daily basis. WisdomTree Transfers’ book-entry records constitute the official record of ownership for Tokenized Shares. WisdomTree Transfers will inform BNY of the aggregate number of Tokenized Shares it maintains in book-entry form, and BNY will reconcile such aggregate number with the order entry records for Tokenized Shares from Authorized Participants. This process enables BNY, as transfer agent, to maintain the Fund’s overall share ownership records. In the event of any inconsistency, the records maintained by BNY shall control with respect to the Fund’s overall share ownership, and any resulting adjustments will be reflected in the book-entry records maintained by WisdomTree Transfers and, as applicable, the associated blockchain records.

Information Available via Blockchains

Tokenized Shareholders will interact through a digital wallet. However, information recorded on an applicable blockchain will be available to the public and will store the complete transaction history of the shareholder as recorded on the applicable blockchain. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available through one or more “block explorer” tools capable of displaying activity on the applicable blockchain. Accordingly, the Tokenized Shares’ transaction data (and not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by WisdomTree Transfers in a separate database that is not available to the public.

In the event of a conflict between the transaction history on the applicable blockchain and the records maintained by WisdomTree Transfers, WisdomTree Transfers shall update the blockchain record as necessary and such update will be recorded and viewable for transparency on the applicable blockchain as a subsequent transaction. WisdomTree Transfers may also use the applicable blockchain as a source of information, including in the case of a disputed transaction, such as via alleged fraud or theft. In such case, WisdomTree Transfers’ official record and the blockchain record will be updated, as applicable, to reflect any changes resulting from the dispute resolution process, and such official record maintained by WisdomTree Transfers will be provided to BNY and reconciled with BNY’s overall record of share ownership of the Fund to extent the changes resulting from the dispute resolution process impacted the number of Tokenized Shares outstanding.

Blockchain Fees, Functionality and Transaction Processing

Users of blockchains must pay transaction fees to the blockchain in order to validate or facilitate a transaction in Tokenized Shares, which may be in the form of the native digital asset for the operation of such blockchain (e.g., ether for Ethereum).

Delays in transaction processing have been known to occur on blockchains. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions. Nodes, which are typically hosted by third parties with specific hardware, generally form the infrastructure of a blockchain. Nodes on a blockchain are connected to each other and they exchange the latest blockchain data and verification and confirmation of transactions requires a consensus of nodes. During a delay in transaction processing, it will not be possible to record transactions in Tokenized Shares. Should such a delay occur for an extended period of time, (i) with respect to Authorized Participants, the Fund could choose to effect transactions with Authorized Participants manually (i.e., in book-entry form) until such time as the network has resumed normal operation, and/or (ii) with respect to individual shareholders holding Tokenized Shares, such shareholders could choose to move their record to DTCC Shares. The Fund may choose to reevaluate the suitability of a particular blockchain in the event of future or recurring delays.

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Additional Information About the Fund’s Investment Objective

Since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Investment Strategies

The Fund’s investment policy to invest at least 80% of its net assets in a particular type of investment is a policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Cash, cash equivalents, and short-dated U.S. Treasury securities held as collateral in connection with a derivative position may be excluded from the Fund’s total assets for purposes of calculating the percentage of investments included in the Index, up to the aggregate notional amount of such derivative positions for purposes of calculating the Fund’s compliance with the 80% investment policy.

The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole.

The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to its Index or to reflect various corporate actions or other changes to its Index. Further, the Fund may overweight or underweight securities in the Index, purchase or sell securities not in its Index, or utilize various combinations of other available techniques, in seeking to track its Index.

Non-Principal Information About the Fund’s Investment Strategies

In addition to the investments described in the “Principal Investment Strategies of the Fund” section of the Prospectus, the Fund may invest in other investments, including cash and cash equivalents, forward contracts, futures contracts, options on futures contracts, options and swaps that the Adviser and/or the Sub-Adviser believe will help the Fund achieve its investment objective.

The Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through a securities lending agent (“Lending Agent”) to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. The Lending Agent will be named in this prospectus prior to implementation of a securities lending program. Such securities lending program, if implemented, would allow the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund would receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

The Fund’s investment process generally does not adjust to take temporary defensive positions. However, the Fund reserves the right to take temporary defensive positions, including to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser in response to adverse market, economic, political or other conditions. In the event the Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

Additional Principal Risk Information About the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each of the factors below could have a negative impact on Fund performance.

Blockchain Technology Risk

Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized private key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. Risks can also differ by blockchain. For instance, the process by which Ethereum transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of ether (the currency of Ethereum) into a smart contract, or computer program, stored on Ethereum. Validators process proposed transactions and bundle them into a data packet known as a “block.” A randomly chosen validator is permitted to add a block of transactions to the Ethereum blockchain after attestation by other validators and is rewarded by a grant of newly-issued ether. This type of process is susceptible to a 51% attack, with such applicable risk further described below. In contrast, the Stellar network’s transactions are verified on the Stellar blockchain through a federated Byzantine agreement. A federated Byzantine agreement is a system in which each participant knows of others it considers important. It waits for the vast majority of those others to agree on any transaction before considering the transaction settled. In turn, those important participants do not agree to the transaction until the participants they consider important agree as well, and so on. Eventually, enough of the network accepts a transaction for verification (i.e., achieve consensus) that it becomes infeasible for an attacker, including a 51% attack, to roll it back, or for a fork to occur.

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In addition, blockchain technology risk can carry with it additional sub-risks, including: (1) Regulation of Blockchain Technology Risk; (2) Fork Risk; (3) 51% Attack Risk; and (4) Layer 2 Blockchain Risk. More detailed information about blockchain technology, public blockchain networks which may be compatible for use in holding a record of the Fund’s Tokenized Shares, and related risks, can be found in the SAI.

Regulation of Blockchain Technology Risk

There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital assets, which are extremely speculative and volatile. Problems in digital asset markets could have a wider effect on companies associated with blockchain technology or on tokenized assets. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. If a native crypto asset on a supported blockchain is deemed a security under Section 2(a)(1) of the Securities Act of 1933 or is being offered or sold as an investment contract, it could present risks for the Fund, its investment manager, WisdomTree Transfers and/or their affiliates. Such a determination could impose additional regulatory obligations on the blockchain, including registration requirements and trading restrictions, potentially increasing compliance costs and creating risks of enforcement actions. The use of a native crypto asset classified as a security or that is offered or sold as an investment contract to pay blockchain transaction fees could complicate routine activities by introducing restrictions on acquiring and storing the asset, which may delay transactions and increase costs, impacting the Fund’s ability to efficiently process and register blockchain-based transactions. Additionally, regulatory oversight and restrictions could lead to liquidity constraints and fluctuating costs for native crypto assets. The classification could also raise concerns about the ongoing suitability of the associated blockchain, potentially requiring the Fund to explore alternative networks which may not be as desirable to shareholders using the associated blockchain, and may incur additional costs and risks.

Fork Risk

Blockchain software is generally open-source. Any user can download the software, modify it and then propose that network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. However, if less than a substantial majority of users consent to the proposed modification, and the blockchain consensus mechanism, such as that used by Ethereum, allows for the modification to nonetheless be implemented by some users and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. If a fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users and other participants, leading to a loss of these for the original blockchain.

51% Attack Risk

If a majority of staked native digital asset on a blockchain using a proof-of-stake consensus mechanism, such as Ethereum, is controlled by a bad actor, whether singularly or as a group (often referred to as a “51% attack”), it may be able to alter the blockchain on which the blockchain network and network transactions rely. This could occur if the bad actor were to construct fraudulent blocks or prevent certain transactions from being completed in a timely manner, or at all. It could be possible for the malicious actor to control, exclude or modify the ordering of transactions, though it could not generate new network coins or transactions. Further, a bad actor could “double-spend” its own network native digital asset (i.e., spend the same network digital asset in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. If the network community did not reject the fraudulent blocks as malicious or to the extent that such bad actor did not yield its control, reversing any changes made to the blockchain network may be impossible. The possible crossing of this threshold indicates a greater risk that a single validator (or group of validators working together) could exert authority over the validation of network transactions. If the feasibility of a bad actor gaining control of the blockchain network increases, it may negatively affect the ability of the Fund’s shares to be held on the blockchain undergoing a 51% Attack.

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The 51% threshold is the level which would almost guarantee a malicious actor’s success. However, such attacks could in theory occur at thresholds lower than 51% of the staked digital asset. For example, the Ethereum blockchain could be vulnerable to attack if there is significant concentration in the ownership and/or staking of ether. Possession of 33% of the staked ether is the minimum required to disrupt or attack the network, such as by preventing block finalization. Control of more than 50% of staked ether enables more extensive attacks, such as transaction censorship and block reordering. If a malicious actor possesses 66% of the staked ether, while they could not forge transactions, they could effectively control the network, deciding which transactions are processed, censoring or reordering transactions, and even stalling the network by refusing to participate in block finalization. In addition, a malicious actor may also obtain control over the blockchain network through its influence over core developers by gaining direct control over a core developer or an otherwise influential programmer. To the extent that a blockchain network’s ecosystem does not grow, the possibility that a malicious actor may be able to obtain control of the processing power or development control on the blockchain network in this manner will remain heightened.

Layer 2 Blockchain Risk

Layer 1 blockchain refers to a main blockchain network, such as Ethereum, which encompass the core functionalities of a blockchain network, including consensus mechanisms, transaction validation and data storage. Layer 1 blockchains generally prioritize security and decentralization, which can impact scalability with potentially long transaction times and high transaction fees. In contrast, Layer 2 blockchains, such as Arbitrum, Base and Optimism, are a secondary blockchain network designed to address these potential limitations by conducting transactions outside of the main blockchain network (typically Ethereum), such as off-chain, and then publishing these transactions (sometimes referred to as “roll-ups”) on the main blockchain network. Layer 2 solutions introduce additional complexity to the blockchain ecosystem and may introduce centralization risks in relaying on a limited number of validators or operations, including the potential that a malicious validator could exploit the system and commit fraud or the order of transactions could be tampered with by greater centralization. Due to the off-chain nature of layer 2 solutions, verification of transactions typically does not occur publicly, creating a lack of transparency and heighten the risk of a bad actor going undetected. In addition, unforeseen technology errors or bugs could result in a loss of assets or information, including Fund share records. Lastly, layer 2 solutions may have limited resources and/or may require continuous maintenance and upgrades in seeking to ensure security or to remain effective, which may not be achieved.

Cybersecurity Risk

The Fund and its service providers, as well as a wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including the Adviser, Sub-Adviser, BNY as transfer agent and WisdomTree Transfers as digital transfer agent, administrator and custodian, and/or a wallet provider or blockchain networks, may subject the Fund or a shareholder to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund or shareholders. For instance, cyber-attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading or settlement, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. While the Fund’s service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cybersecurity protections put in place by its service providers or any other third-parties whose operations may affect the Fund or its shareholders.

A cyberattack on internal or affiliate platforms, trading platforms or a blockchain network or blockchain wallets could increase the possibility of loss or theft of a shareholder’s shares in the Fund. Such loss or theft could result in claims against the Fund and could have a substantial adverse effect on the financial and business operations of the Fund.

Equity Securities Risk

The value of equity securities may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of equity securities participate, or factors relating to specific issuers of equity securities.

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For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of an issuer’s equity securities; the price of an issuer’s equity securities may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of an issuer’s equity securities. In addition, the equity securities of an issuer may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities may cause the value of its securities to decline.

Geopolitical Risk

The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, the imposition or threat of tariffs, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues, and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical events also may disrupt the orderly functioning of the securities markets globally. Each of the foregoing may negatively impact the Fund’s investments.

Index and Data Risk

The Fund employs a “passive management” – or indexing – investment approach. The Fund is not “actively” managed and seek to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has developed an index methodology that describes both the objective of the Index and the rules pursuant to which the Index is constructed and maintained to seek to achieve its objective. The Index, however, may not achieve its objective or perform as intended for a variety of reasons, even when constructed and maintained consistently with its rules-based index methodology. As a result, none of the Index Provider, its affiliates, agents, or any contributor of data considered in determining the composition or price of the Index, including the independent Index calculation agent, provide any warranty or accept any liability with regard to the quality, accuracy or completeness of the Index, its calculation, its valuation, or any related data, nor does any such entity guarantee that the Index will achieve its objective. The Index Provider is not obligated to consider the Fund’s interests or those of its shareholders when administering the Index. In addition, the Index Provider may make adjustments to the Index or cease making the Index available without regard to the particular interests of the Fund or its shareholders. Any such decision by the Index Provider may be disruptive to the management of the Fund and adversely affect its performance. The structure and composition of the Index will affect the performance, volatility, and risk of the Index, but also the Fund. Errors in Index data, Index computations, or the construction or adjustment of the Index in accordance with its index methodology may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or other appropriate party for a period of time or at all, which may have an adverse impact on the Index Fund and its shareholders. The Index may be particularly vulnerable to the risk of an ongoing or sustained error because it generally is not used as a benchmark by other funds or managers. An Index error may result in the inclusion or exclusion of constituent securities in the Index or the weighting of constituent securities in the Index that would have been different had data or other information been correct or complete, which may lead to a different investment outcome than would have been the case had such error not occurred. Index errors, as well as the length of time between the Index’s and the Fund’s regular rebalance and/or reconstitution events, may result in the Fund holding for a period of time, securities or other investments that have become inconsistent with its investment strategies and/or investment criteria. The Adviser and Sub-Adviser seek to manage the Fund to track the performance of the Index even in circumstances where it may be determined that the Index composition was not accurate. Consequently, losses or costs associated with the Index error and other related risks may be borne by the Fund and its shareholders, and neither the Adviser nor its affiliates or agents make any representations or warranties regarding the performance or administration of the Index. The management of the Fund is dependent on the operation of the Index. If the computers or other facilities of the Index Provider, Index calculation agent, Index data providers, if any, and/or other Index-related service provider malfunction for any reason, calculation and dissemination of Index values and any scheduled adjustments to the composition of the Index may be delayed. Depending on the duration of the delay, such event may necessitate suspending trading in the Fund’s shares until normal operation of the Index resumes.

Investment Risk

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Investment Style Risk

The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets unless the Index is taking similar positions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (e.g., large-, mid-, and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Issuer Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Shareholder Risk

From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree Securities and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may otherwise not do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would. This risk may be elevated to the extent that an Authorized Participant is transacting with the Fund in Creation Unit Aggregations on a cash basis.

Market Risk

The trading prices of securities fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Fund’s NAV, like securities prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money on their investment in the Fund over short or long periods of time.

Recent Events

The value of the Fund’s investments may be adversely affected by recent and current events occurring outside of the United States, including those affecting foreign markets (including extreme volatility, depressed valuations, and decreased liquidity), significant geopolitical events (including armed conflicts, terror attacks, and disruptions to foreign economic and trade relationships), and public health emergencies (including pandemics such as the COVID-19 pandemic), among other events. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas, and other militant groups in the Middle East, and related sanctions and trading restrictions have caused significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, and the United States. Similarly, the policy agenda of the new U.S. administration has introduced heightened risks, including economic policy and market risks with the imposition of significant tariffs and other trade-related initiatives that have disrupted, and could continue to disrupt, markets globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which the Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. Trade disputes may also increase currency exchange rate volatility, which can adversely affect the prices of certain of Fund investments and the ability of the Fund to hedge its currency risk, and negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets. While the aggregate effect of these policies is unknown, initially they appear to be escalating tensions between the United States and certain subject countries, as well as globally, and increasing volatility in the markets generally. The extent and duration of these conflicts, policy initiatives, and tensions are impossible to predict, and they could continue to result in significant market disruptions, including with respect to certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as the Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions.

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Market Capitalization Risk

Large-Capitalization Investing Risk

Securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Non-Correlation Risk

As with all index funds, the performance of the Fund and its Index may vary for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index or may be subject to pricing differences, differences in the timing of dividend accruals, tax gains or losses, operational inefficiencies and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. By using a representative sampling strategy, the Fund generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions. In addition, when markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the Index tracking risk.

Portfolio Turnover Risk

Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in high portfolio turnover rates for the Fund. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Shares of the Fund May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will not materially differ from the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to timing reasons, perceptions about the NAV, supply and demand of the Fund’s shares (including disruptions in the creation/redemption process), during periods of market volatility and/or other factors. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In addition, a platform facilitating the purchase and sale of Tokenized Shares (if any) may have different prices than other markets.

Sector Risks

Information Technology Sector Risk

The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation. Challenges facing companies in the information technology sector include distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, technological innovations that make existing products and services obsolete, and satisfying consumer demand. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

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Tokenized Share Trading Risk

Notwithstanding that Tokenized Shares may be made available for secondary market purchase or sale through one or more platforms, including through WisdomTree Securities, the willingness or ability of WisdomTree Securities or traditional brokers, dealers and other intermediaries to facilitate liquidity in the market for tokenized equity, including Tokenized Shares, may be limited and there can be no assurance as to when or if such liquidity will be achieved. Regulators such as the U.S. Securities and Exchange Commission, Financial Industry Regulatory Authority, the U.S. Commodity Futures Trading Commission, and state authorities may adopt new rules or guidance that impose burdensome requirements or restrictions on issuers, transfer agents and other market intermediaries or use of blockchain technology systems, including automated market-makers (“AMMs”) and other permissionless decentralized exchange mechanisms (“DEXs”), that could make onchain trading of tokenized equities impractical. Any such developments could also increase compliance costs, restrict the Fund’s ability to issue or maintain Tokenized Shares, make it unlikely that the Fund would seek to expand onchain trading, or require the Fund to unwind tokenization altogether. As a result, investors may be unwilling to purchase or hold Tokenized Shares, which could lead the Fund to not be viable in the marketplace. Tokenized Shares, like all ETF shares, are subject to applicable U.S. securities laws and regulations. Any secondary market trading must be conducted through appropriately registered intermediaries, such as broker-dealers, and may require such intermediaries to operate under regulatory frameworks applicable to the trading of securities, including Regulation ATS where applicable. Other types of platforms, such as request for quote platforms, may find the regulatory and/or compliance requirements to be too burdensome, costly or impractical to facilitate purchases and sales of Tokenized Shares. To the extent there is not a broker-dealer or trading platform for Tokenized Shares to be sold, or such broker-dealer or trading platform was facilitating sales at undesirable prices, and an investor desired to sell Tokenized Shares, such investor would need to move their form of ownership from Tokenized Shares to DTCC Shares and thereby access secondary market liquidity on the Listing Exchange. However, the process to convert Tokenized Shares to DTCC Shares could take multiple days and therefore cause a delay in the shareholder selling its shares. Secondary market prices could materially change during such time, which may be disadvantageous to the Fund shareholder.

Additional Non-Principal Risk Information

Trading. Although the Fund’s shares are listed for trading on [ ] (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The trading market in the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s holdings or due to irregular trading activity in the markets. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. In addition, there may be no available broker dealer or platform facilitating the purchase and sale of Tokenized Shares and therefore there can be no assurances that an active trading market for Tokenized Shares will develop or be maintained.

Costs of Buying or Selling Shares. Investors buying or selling the Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s shares. In addition, secondary market investors also will incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread for the Fund’s shares varies over time based on the trading volume and market liquidity of the Fund’s shares and in some cases, the trading volume and market liquidity of the Fund’s holdings. A dealer facilitating the purchase and sale of Tokenized Shares (if any) may charge different commissions and/or investors may experience different levels of spreads than investors seeking to purchase or sell DTCC Shares in other markets.

16 WisdomTree Digital Trust Prospectus

Increased trading volume and market liquidity generally have the effect of reducing a fund’s bid/ask spread. Further, a relatively small investor base, asset swings, and/or increased market volatility may increase a fund’s bid/ask spread. Shares of the Fund, similar to shares of other issuers listed on a securities exchange, may be sold short and are, therefore, subject to the risk of increased volatility associated with short selling. Due to the costs of buying or selling the Fund’s shares, including bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly trading small investments.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.

The Fund may have a limited number of financial institutions that may serve as Authorized Participants. Only Authorized Participants who have entered into agreements with the Distributor (as defined below) may engage in creation or redemption transactions directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. The Fund’s shares may trade at a prolonged and material premium or discount to NAV (or not trade at all) and possibly face trading halts and/or delisting if either of the following events occur: (i) Authorized Participants exit the business, experience a significant business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”), or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business, experience a significant business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”), or significantly reduce their business activities and no other entities step forward to make and support markets in the Fund’s shares or otherwise facilitate liquidity in the markets. These risks are heightened with respect to Tokenized Shares.

Operational Risk

The Fund, its service providers (including the Adviser, the Sub-Adviser, each transfer agent, administrator and the custodian), wallet provider, blockchain networks and intermediaries, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund or shareholders. With the increased use of technologies such as mobile devices and web-based or cloud applications, and the dependence on the Internet and computer systems to conduct business, the Fund is particularly susceptible to operational and related risks associated with such technologies. To the extent that the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures, to the extent implemented, may not identify or may be inadequate to address all such risks.

Portfolio Holdings Information

The Fund will disclose its portfolio holdings daily at [www.wisdomtree.com/investments]. A more detailed description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

WisdomTree Digital Trust Prospectus 17

Management of the Fund

Investment Adviser

WisdomTree Digital Management, as the investment adviser, has overall responsibility for the general management and administration of the WisdomTree Digital Trust (the “Trust”) and the Fund. WisdomTree Digital Management is a registered investment adviser with offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119. As of [ ___ ], WisdomTree Digital Management had assets under management totaling approximately [ __ ]. WisdomTree, Inc.* is the ultimate parent company of WisdomTree Digital Management. WisdomTree Digital Management provides an investment program for the Fund. The Adviser provides proactive oversight of the Sub-Adviser, daily monitoring of the Sub-Adviser's buying and selling of securities for the Fund, and regular review of the Sub-Adviser's performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate.

* “WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

For its services, the Fund pays the Adviser a management fee, based on a percentage of the Fund’s average daily net assets, as shown in the following table.

Name of Fund	Management Fee
WisdomTree 500 Digital ETF	[ __%]

Under the Investment Advisory Agreement for the Fund, WisdomTree Digital Management has agreed to pay generally all expenses of the Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for the Fund, please see the “Management of the Trust” section of the SAI. [Please note that the Fund’s total annual Fund operating expenses may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain Underlying Funds.]

A discussion regarding the basis for the Board of Trustee’s (“Board”) approval of the Investment Advisory Agreement will be available in the Fund’s Semi-Annual or Annual Report.

WisdomTree Digital Management, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers are subject to oversight by WisdomTree Digital Management. An investment advisory affiliate of WisdomTree Digital Management, WisdomTree Asset Management, Inc. and the WisdomTree Trust have received an exemptive order from the SEC that WisdomTree Digital Management and the Trust may rely on. Accordingly, such order permits WisdomTree Digital Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund, without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Digital Management has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Digital Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

Pursuant to a separate contractual arrangement, WisdomTree Digital Management (i) educates, or facilitates education, regarding the blockchain-enabled aspects of the Fund's shares, makes periodic reports to the Board with respect thereto and pays (either directly or through third parties, which may include affiliates) all applicable blockchain network fees on behalf of the Fund, and (ii) arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Digital Management currently does not charge a fee under the separate contractual arrangement discussed above, but may do so in the future on Board approval and notice to shareholders.

Sub-Adviser

[ ___ ] ([ ___ ] or the “Sub-Adviser”) is responsible for the day-to-day management of the Fund. [ ___ ], a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at [ ____ ]. As of [ _____ ], the Sub-Adviser had assets under management totaling approximately $[ ____ ]. [ ___ ] is an independently operated indirect subsidiary of [ ____ ], a publicly traded financial holding company. The Sub-Adviser chooses the Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Digital Management pays [ ___ ] for providing sub-advisory services to the Fund.

18 WisdomTree Digital Trust Prospectus

A discussion regarding the basis for the Board of Trustee’s approval of the Fund’s Investment Sub-Advisory Agreement will be available in the Fund’s first Semi-Annual or Annual Report.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s [ ___ ] Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

[ _____ ]. [ _____ ] has served as portfolio manager of the Fund since its inception in [ _____ ], [ _____ ].

[ _____ ]. [ _____ ] has served as portfolio manager of the Fund since its inception in [ _____ ], [ _____ ].

[ _____ ]. [ _____ ] has served as portfolio manager of the Fund since its inception in [ _____ ], [ _____ ].

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

Additional Information About the Buying and Selling of Fund Shares

Most investors will buy and sell shares of the Fund in secondary market transactions through broker-dealers at market prices, which may be greater than (premium) or less than (discount) the NAV of the Fund’s shares. DTCC Shares of the Fund trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Tokenized Shares of the Fund trade through one or more broker-dealers, which may include WisdomTree Securities, and may be facilitated through electronic platforms operated by such broker-dealers. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Shares of the Fund trade under the trading symbol listed on the cover of this Prospectus. Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available on the Fund’s website at [www.wisdomtree.com/investments].

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from the Fund in Creation Unit Aggregations. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

Further Information Regarding Tokenized Shares

Investors may, for their convenience and in their sole discretion, elect to hold the record of Fund shares as Tokenized Shares and use their own wallet if registered by WisdomTree Transfers or its agents in their sole discretion. Any such wallet must be compatible with the blockchain network that the investor seeks to use, and such wallet is subject to eligibility determinations by WisdomTree Transfers in its sole determination. In general, shareholder provided wallets must be compatible with the Arbitrum, Avalanche, Base, Ethereum, Optimism, Solana, or Plume blockchain networks in order to hold Tokenized Shares, although one or more such blockchain networks may not be available at certain times.

Investors providing their wallet information to WisdomTree Transfers, whether directly or by authorizing their intermediary to provide such information to WisdomTree Securities (along with personal identifying information), are responsible for maintaining the private key associated with their wallet and such private key information should not be disclosed by the shareholder to anyone, including to WisdomTree Transfers. Investors are responsible for determining whether an investor provided wallet and related blockchain network is suitable for the investor’s use. Potential considerations for blockchain network suitability are set forth in the SAI.

Transfer of Tokenized Shares

The ability to conduct peer-to-peer transfers is currently limited to verified and permissioned wallets of investors for supported blockchains. A peer-to-peer transfer could occur any time of the day on any day, but would not be legally valid until registered by WisdomTree Transfers.

The Fund does not require that peer-to-peer transfers occur at NAV and the availability of counterparties to peer-to-peer transfers is limited to other “whitelisted investors,” and there may be relatively few investors to whom Tokenized Shares can be transferred. A “whitelisted” investor must be aware of other “whitelisted” investors who are available to enter into peer-to-peer transfers, and neither the Fund nor WisdomTree Transfers will play any role in connecting transferors and transferees. Peer-to-peer transfers do not constitute a public trading market. To the extent investors engage in peer-to-peer transfers at a price other than NAV, such transfers may, in certain circumstances, have legal implications for an investor under the federal securities laws or otherwise. There are risks presented by the fact that WisdomTree Transfers cannot ensure the reliability of any transfer of assets negotiated in connection with peer-to-peer transfers, other than transfers of Tokenized shares.

WisdomTree Digital Trust Prospectus 19

With respect to peer-to-peer transfers (including wallet-to-wallet transfers by the same person), the parties engaged in such transactions will be responsible for any applicable blockchain transaction fees (e.g., gas fees).

Exchanging Shares

Fund shares are not eligible to exchange for shares of other funds.

Principal Transactions with WisdomTree Securities or Third-Party Broker-Dealers

Investors may have the option of entering into principal transactions in the Fund’s shares, and more particularly Tokenized Shares, with WisdomTree Securities or third-party broker-dealers (each, a “B/D”). WisdomTree Securities serves as the Fund’s principal distributor but would engage in such transactions solely in its capacity as a registered broker-dealer. In these transactions, a B/D may buy or sell Fund shares directly from or to an investor using the B/D’s own inventory of Fund shares.

Such transactions are bilateral, discretionary principal transactions and do not involve any trading venue, exchange, or alternative trading system operated by the Fund. The Fund does not sponsor, operate, or maintain any trading system or marketplace for Fund shares, including Tokenized Shares, and does not route or require transactions to occur through any particular broker-dealer, although the only venue to purchase or sell Tokenized Shares may be via WisdomTree Securities. These transactions are subject to separate terms and fees established between the B/D and its customer.

Principal transactions with a B/D may occur outside of regular Exchange trading hours and may be effected at prices determined by the B/D, which may differ from the Fund’s most recently calculated net asset value. Such transactions do not involve the issuance or redemption of shares by the Fund.

Assets held outside of a Securities Investor Protection Corporation (“SIPC”) member brokerage account are not protected by SIPC. Investors should consult the applicable B/D regarding the terms, conditions, pricing, and availability of such principal transactions and their overall relationship terms and conditions.

Determination of Net Asset Value

The NAV of the Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on such exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund’s NAV is available online at [www.wisdomtree.com/investments].

Dividends and Distributions

The Fund intends to pay out dividends, if any, on a quarterly basis, in U.S. dollars. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains to shareholders annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Former shareholders (i.e., those shareholders that are no longer shareholders at the time of dividend payment) will be paid in U.S. dollars.

Book-Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding DTCC Shares of the Fund, while WisdomTree Transfers maintains direct ownership records for Tokenized Shares.

Investors owning shares of the Fund in the format of DTCC Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all DTCC Shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of DTCC Shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. In contrast, owners of Tokenized Shares, via wallet registration, may have Tokenized Shares registered in their name and thereby would be considered a registered owner of Tokenized Shares through WisdomTree Transfers. Regardless of ownership format, your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

20 WisdomTree Digital Trust Prospectus

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names.

Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Buying and Selling of Fund Shares

The Fund does not monitor for market timers or prohibit short-term trading activity. Although the Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may cause the Fund to hold more cash, disrupt the Fund’s management, increase its expenses, transaction costs, administrative costs or taxes, and/or dilute the value of Fund shares held by other shareholders.

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other registered investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund. However, the Fund may not be permitted to accept such an investment by another investment company if the Fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A). Any investment company interested in purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

▪	The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently

▪	In unusual circumstances, the Fund or its agents may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

▪	The Fund may pay redemption or distribution proceeds in securities or other assets rather than U.S. dollars if the Adviser determines it is in the best interest of the Fund, consistent with applicable law. Investors should expect to incur transaction costs upon the disposition of the securities or other assets received in the redemption or distribution.

Customer Identification Program

With respect to Tokenized Shares and wallet registration, you will be asked to provide information to WisdomTree or its affiliate (which WisdomTree or its affiliate will provide to WisdomTree Transfers as the Fund’s digital transfer agent for Tokenized Shares) in accordance with anti-money laundering regulations, to verify your identity, including name, address, date of birth and other information (which may include certain documents).

WisdomTree Digital Trust Prospectus 21

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Please refer to the section of the SAI entitled “Taxes” for a more detailed explanation of the tax consequences of investing in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

▪	The Fund makes distributions; and

▪	You sell or redeem Fund shares.

Taxes on Distributions

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations. Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction, which is generally available to corporate shareholders under the Internal Revenue Code of 1986 (the "Code"), provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by the Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the redemption or sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

22 WisdomTree Digital Trust Prospectus

The Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has been notified by the IRS that he, she or it has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Redeem or Sell Fund Shares

Any capital gain or loss realized upon a redemption or sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a redemption or sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Unit Aggregations

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Unit Aggregations generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Unit Aggregations at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Unit Aggregations. A person who redeems Creation Unit Aggregations will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit Aggregations and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Unit Aggregations. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Unit Aggregations may not be permitted to be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Unit Aggregations in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Unit Aggregations in exchange for securities, or upon a redemption of Creation Unit Aggregations, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Unit Aggregations in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

The Fund may include cash when paying the redemption price for Creation Unit Aggregations in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used and an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Unit Aggregations only on an in-kind basis.

Persons exchanging securities or non-U.S. currency for Creation Unit Aggregations should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Unit Aggregations, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

More information about taxes related to the Fund and its investments is included in the SAI.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.]

Distribution

WisdomTree Securities, Inc. (the “Distributor”), serves as the distributor of Creation Unit Aggregations for the Fund on an agency basis. The Distributor’s principal address is 250 West 34th Street, 3rd Floor, New York, New York 10119. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

WisdomTree Digital Trust Prospectus 23

Premium/Discount and NAV Information

Information regarding the Fund’s NAV and how often shares of the Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at [www.wisdomtree.com/investments].

Additional Notices

Listing Exchange

Shares of the Fund are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Index or the ability of the Index identified herein to track stock market performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of the Index or any data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, owners of the shares, or any other person or entity from the use of the Index or any data included therein. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree (Index Provider) and the Fund

WisdomTree and WisdomTree Digital Management (together, “WisdomTree Parties”) and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability or investing in securities generally or in the Fund particularly or with respect to the ability of the Index to meet its goal. WisdomTree is the licensor of the Index and certain trademarks, service marks and trade names of the Fund. WisdomTree has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing, or calculating the Index. WisdomTree is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares of the Fund are redeemable. The WisdomTree Parties and the Fund do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation. The Index’s past performance is not necessarily an indication of how the Index will perform in the future. WisdomTree has contracted with an independent calculation agent to calculate the Index.

Financial Highlights

The Fund had not commenced operations as of the date of this prospectus and therefore does not have financial information.

24 WisdomTree Digital Trust Prospectus

WisdomTree Digital Trust
250 West 34th Street, 3rd Floor
New York, NY 10119

The Fund's current SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund's investments will be available in the Fund's Financial Statements and Other Information, each of which is included as part of the Fund’s Form N-CSR. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In the Fund’s Financial Statements and Other Information, you will find the Fund's annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI, annual or semi-annual shareholder reports or other information such as the Fund's financial statements free of charge, please:.

Call:	1-866-909-9473 Monday through Friday 9:00 a.m. to 5:30 p.m. (Eastern time)	Write:	WisdomTree Digital Trust c/o WisdomTree Securities, Inc. 250 West 34th Street, 3rd Floor New York, New York 10119

Visit:	[www.wisdomtree.com/investments]

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

© 2026 WisdomTree Digital Trust

WisdomTree Digital ETFs are distributed in the U.S. by
WisdomTree Securities, Inc.
250 West 34th Street, 3rd Floor
New York, New York 10119

WisdomTree® is a registered mark of WisdomTree, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-23659

STATEMENT OF ADDITIONAL INFORMATION

WisdomTree Digital Trust

WisdomTree 500 Digital ETF ([ __ ])

Principal U.S. Listing Exchange: [ __ ]

DATED [___], 2026

--------------------------------

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the current prospectus (the “Prospectus”) for the WisdomTree 500 Digital ETF (the “Fund”), a separate investment portfolio of WisdomTree Digital Trust (the “Trust”), as such Prospectus may be revised from time to time.

The current Prospectus for the Fund is dated [___]. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. This SAI contains the basic information you should know before investing in the Fund and we may amend this SAI from time to time. You should read this SAI together with the Fund’s Prospectus.

A free copy of the current Prospectus is available online through [www.wisdomtree.com/investments]. The Fund’s audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Fund’s Annual Financial Statements and Other Information, which will be available on the Fund’s website and as part of the Fund’s Form N-CSR after the Fund has completed a fiscal year of operations.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on April 19, 2021 and has multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a series of the Trust and is “diversified” within the meaning of the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as the investment adviser to the Fund. WisdomTree, Inc. (“WisdomTree”) is the ultimate parent company of the Adviser. [___] ([ __ ] or the “Sub-Adviser”) is the investment sub-adviser to the Fund. and the Adviser may be referred to collectively as the “Advisers”). WisdomTree Securities, Inc. serves as the distributor (the “Distributor”) of the shares of the Fund.

The Fund is an exchange-traded fund (“ETF”). The Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Unit Aggregations”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors (typically market makers or other broker-dealers) purchase or redeem Creation Unit Aggregations. Except when aggregated in Creation Unit Aggregations, shares of the Fund are not redeemable securities.

Shares of the Fund are issued and recorded in one of two forms. Shares recorded and held in electronic book-entry form through the facilities of the Depository Trust Company (“DTCC”) and its participants in accordance with DTCC’s customary procedures are referred to herein as “DTCC Shares”. Shares recorded on an applicable blockchain and maintained by WisdomTree Transfers, Inc., the Fund’s digital transfer agent (“WisdomTree Transfers”) are referred to herein as “Tokenized Shares.” Tokenized Shares and DTCC Shares are collectively referred to as shares. Shares are listed on a national securities exchange, such as [ __ ] (the “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may be greater than (premium) or less than (discount) their NAV. DTCC Shares and Tokenized Shares are fungible with one another and represent the same class of shares of the Fund. Tokenized Shares carry identical economic rights, voting rights, and other rights as DTCC Shares. The issuance of Tokenized Shares does not alter the Fund’s investment objectives, polices, or restrictions disclosed in the Prospectus or elsewhere in this SAI. Tokenized Shares are available for secondary market purchase or sale through one or more broker-dealers, including through the Distributor.

As in the case of other publicly traded securities, brokers’ commissions on transactions for both DTCC Shares and Tokenized Shares will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

INVESTMENT STRATEGY AND RISKS

The Fund’s investment objective, principal investment strategies, and associated risks are described in the Fund’s Prospectus. The sections below supplement the Fund’s principal investment strategies and risks and describe the Fund’s additional investment policies, and the different types of investments that may be made by the Fund as a part of its non-principal investment strategies. With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

GENERAL RISKS.

Changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. Such market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, increase the expenses incurred by the Fund and/or affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

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Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations that could directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve their investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestically and abroad, such as elections in the U.S., global elections and governmental changes, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on a Fund’s investments and operations. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

It is impossible to predict the effects on the Fund of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the net asset value per share (“NAV”) and/or risk profile of the Fund.

The regulatory treatment of tokenized securities, including Tokenized Shares, under federal and state securities laws, tax laws, and other regulatory frameworks is evolving and subject to change. New laws, regulations, or regulatory interpretations could adversely affect the Fund’s ability to maintain the tokenized share structure, require modifications to the structure, or impose additional costs on the Fund or its shareholders. There can be no assurance that the current structure will remain compliant with all applicable legal and regulatory requirements.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate (including significantly decrease) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions.

The Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in the Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Fund, and thus the value of the Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors. While changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments, during a general market downturn, multiple asset classes may be negatively affected. Although the Fund may invest in short-term U.S. and/or non-U.S. money market securities, the Fund does not seek to maintain a constant NAV and is not a money market fund.

Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions, confidence (or lack thereof) and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health or banking crises. Issuer-specific conditions may also affect the value of the Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change.

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Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Issuer-specific conditions may also affect the value of the Fund’s investment. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

These events and possible continuing market turbulence may have an adverse effect on Fund performance.

BLOCKCHAIN TECHNOLOGY. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized private key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital currency, which are extremely speculative and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Additionally, because digital assets registered on a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation. Any smart contracts used to facilitate the issuance, transfer, or conversion of Tokenized Shares are subject to technological risks including software bugs, protocol failures, cyber attacks, network congestion, forks, and other disruptions. A failure or compromise of a blockchain or related infrastructure could result in the loss, inaccessibility, or erroneous transfer of Tokenized Shares. Neither the Fund nor the Adviser, guarantees the security or operational continuity of a blockchain. Holders of Tokenized Shares bear sole responsibility for the security of their individualized private keys. Loss, theft, or compromise of a private key may result in the permanent and irreversible loss of access to Tokenized Shares held at the associated blockchain address. The Fund and the WisdomTree Transfers may have no ability to reverse unauthorized on-chain transfers.

BORROWING. Although the Fund does not intend to borrow money as part of its principal investment strategy, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to 33% of its net assets. The Fund will borrow only for short-term or emergency purposes.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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CYBERSECURITY RISK. Investment companies, such as the Fund, and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, causing operational disruption or various other forms of cybersecurity breaches. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Cyber-attacks affecting the Fund or the Adviser, Sub-Adviser, accountant, custodian, transfer agents, including BNY as transfer agent and WisdomTree Transfers as digital transfer agent, an index provider, market maker, Authorized Participants (as defined below), and other third-party service providers, blockchain networks or intermediaries may adversely impact the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact the Fund’s ability to calculate its NAV, impede trading or cause the release of private shareholder information or confidential company information, which may require attendant breach notification and credit monitoring costs, impede trading, and subject the Fund to regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs). The Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Because technology is frequently changing, new ways to carry out cyber-attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyberattack. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Tokenized Share structure introduces additional cybersecurity risk beyond the risks applicable to DTCC Shares, including risks related to the security of a blockchain’s infrastructure, smart contract vulnerabilities, and the concentration of holdings at blockchain addresses that may be targets of theft or manipulation.

LIQUIDITY RISK. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer’s securities were more widely held. The Fund may also need to sell some of the Fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

MARKET RISK. The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, or a particular segment, such as government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund’s securities will participate in or otherwise benefit from the advance.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”) and its shareholders, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. If for any taxable year the Fund does not qualify as a RIC and were ineligible to or were not to cure such failure, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please refer to the section of this SAI entitled “Taxes” for a more detailed explanation of the tax consequences of investing in the Fund.

4

The following is a description of other risks associated with distributed ledger technology:

USE OF BLOCKCHAIN. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The recording of Fund shares on the blockchain will not affect the Fund’s investments. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Users of the blockchain networks generally must pay transaction fees (such as in the form of “ether,” or “lumens,” the native digital assets for the operation of Ethereum or Stellar, respectively) to the networks in order to validate or consummate a transaction. Such transaction fees are generally intended to protect the networks from frivolous or malicious computational tasks, or otherwise paid in relation to tasks being performed by the blockchain or other operational considerations associated with the blockchain. Because blockchains networks impose different transaction fees, certain networks may be less efficient or more costly for smaller accounts or smaller transactions.

Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions, including in relation to upgrades on changes in the applicable blockchain, or the inability or other challenges, including fraud considerations or transaction invalidity, of a layer 2 blockchain in publishing information to a layer 1 blockchain. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Fund may choose to reevaluate a particular network for the Fund’s shares in the event of future or recurring delays.

In the future, the ownership of the Fund’s shares may be maintained and recorded on a blockchain network without integrated off-chain recordkeeping, although there is no guarantee that this will occur. The Fund’s Adviser believes that the use of blockchain may, in the future, permit reduced settlement times and provide other benefits to Fund shareholders.

Furthermore, shares may be available for purchase or sale through one or more electronic trading platforms, including those that are registered with the SEC as an alternative trading system (“ATS”). Any disruption to the operations of a trading platform such as an ATS, including a broker-dealer’s interface with the platform, could materially disrupt trading in, or potentially result in a complete halt in the trading of, the Fund’s shares on such platform, which may be particularly impactful to the ability to trade Tokenized Shares.

To the extent investors or potential investors engage in transfers between each other at a price other than NAV, such transfers may, in certain circumstances, have legal implications for those persons under the federal securities laws or otherwise. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of Fund shares. WisdomTree Transfers cannot ensure the reliability of any transfer of Tokenized Shares other than transfers that a shareholder instructs WisdomTree Transfers to make.

There are risks associated with the issuance, redemption, transfer, custody and record keeping of Tokenized Shares, which are recorded on a blockchain, and such risks may become more pronounced to the extent that the Fund’s shares are, now or in the future, maintained or recorded primarily or solely on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks (among others):

1.	a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2.	the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven;

3.	the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” , including through advances in quantum computing, which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	the possibility that new technologies or services inhibit access to a blockchain;

5.	the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

5

6.	because of the differences between the way the shares are issued and recorded as compared to shares in a traditional open-end investment company, there is a risk that issues that might easily be resolved by existing operations or law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

In the event of a hard fork of a blockchain, the Fund’s policy with respect to Tokenized Shares on each resulting chain will be determined by the Board at that time. There can be no assurance that holders of Tokenized Shares on a forked chain will be entitled to use either of the resulting chains.

BLOCKCHAIN NETWORKS. The reliability of a network (and its underlying blockchain ledgers), whether a layer 1 or layer 2 blockchain, on which the Tokenized Shares will rely could decline due to a variety of causes, adversely affecting the functionality of the Tokenized Shares and an investment in the Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The reliability of such networks for the functionality of the Tokenized Shares depends upon a variety of factors, including, but not limited to:

1.	The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2.	Effectiveness of the validators and the network’s consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3.	The continued participation of a number of trusted validators;

4.	The lack of collusion between trusted validators;

5.	Disputes among the developers or validators of the network;

6.	Changes in the consensus or validation scheme that underlies the network;

7.	The failure of cybersecurity controls or security breaches of the network;

8.	The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9.	The existence of undiscovered technical flaws in the network;

10.	The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

11.	The price of the blockchain asset associated with the respective network;

12.	The cost of transaction fees to use the network;

13.	Intellectual property rights-based or other claims against the network’s participants;

14.	The continued adoption of the network; and

15.	The maturity of the computer software programming software development kit used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect the Fund’s operations or the functionality of the Tokenized Shares.

Furthermore, a blockchain record stores the complete transaction history from issuance of the Tokenized Shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via the published blockchain and tools such as block explorers. Such transaction data is secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public on the blockchain. The personal identifying information necessary to associate a public key representing a given block of Tokenized Shares with the record owner of those Tokenized Shares will be maintained by WisdomTree Transfers and will not be available to the public. However, if there are data security breaches with respect to such database(s) resulting in theft of the information necessary to link personal identity with the public key and related share transactions, the stolen information could be used to determine a Tokenized Shareholder’s identity and complete transaction history in the Fund. Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance for the shares and the size of the Fund.

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Stellar has a maximum fixed supply of 50 billion lumens (XLM). XLM is used to pay for transaction fees on the Stellar blockchain with no ongoing burn mechanism. However, in 2019, the Stellar Development Foundation burned (i.e., permanently removed from circulation) approximately 55 billion XLM to reduce the total supply, thereby reducing the total supply to 50 billion.

Ethereum does not have a fixed supply cap. The issuance rate of ether (ETH) is dynamic and depends on the total amount of ETH staked. ETH is used to pay transaction fees, which consists of a base fee and a priority fee (i.e., a fee paid to validators to incentivize the inclusion of transactions in a block). The base fee is burned and is approximately 80% of the total transaction fee. This mechanism can lead to periods where the amount of ETH burned surpasses the amount issued, resulting in a net deflationary effect on the total supply.

Avalanche has a maximum supply of 720 million AVAX tokens. AVAX is issued as staking rewards to validators. The rate of issuance is dynamic and depends on the amount staked and the duration of staking, with an annualized inflation rate of approximately 5%. AVAX is used to pay transaction fees and all transaction fees are burned.

Solana does not have a fixed maximum supply. Solana uses an inflation model where new tokens (SOL) are issued to reward validators, but this inflation rate decreases over time. SOL are used to pay transaction fees and half of the SOL transaction fees from each transaction are burned, creating a deflationary pressure that balances supply growth.

Plume has a native digital asset that is used to pay transaction fees and for participation in its consensus mechanism. The supply of Plume’s native digital asset is determined by the protocol and may be subject to governance decisions or protocol-level updates.

The Stellar network’s transactions are verified on the Stellar blockchain through proof-of-agreement protocol. In proof-of-agreement, the validators approve transactions in agreement with other trusted participants to achieve consensus. In contrast, the process by which Ethereum, Avalanche, Solana, and Plume transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of the native digital asset into a smart contract, or computer program, stored on the network. Validators are then selected to propose and validate blocks of transactions and earn rewards or incur penalties based on their participation and behavior. Unlike Ethereum Layer 2 rollup protocols, which rely on Ethereum for settlement and security, Ethereum, Avalanche, Solana, and Plume each operate as independent Layer 1 blockchains with their own validator sets responsible for network security.

Further, the layer 2 blockchains of Arbitrum, Base and Optimism use “optimistic roll-ups” to validate transactions. Optimistic roll-ups combine multiple transactions into one transaction for validation, which is then published to the Ethereum blockchain ledger. Optimistic rollups assume that the transactions contained within the rollup are valid. It is possible to contest transactions through a dispute resolution mechanism if a validator suspects fraudulent behavior.

BLOCKCHAIN NETWORK SUITABILITY. Although WisdomTree Transfers does not endorse or recommend any particular blockchain, and an investor should independently assess any blockchain for their own purposes and uses cases, WisdomTree Transfers will nonetheless review information (which may include information from one or more affiliates) related to a blockchain in relation to allowing a blockchain to be used to support Tokenized Shares, including the following:

•	Operational Integrity and Scalability: Each supported blockchain should generally demonstrate consistent performance and adequate scalability.

•	Transaction Costs: Each supported blockchain should have reasonably understandable transaction fees.

•	Transparency: Each supported blockchain should be able to support WisdomTree Transfer’s permissioned framework on public, permissionless blockchains in seeking to ensure that only pre-approved wallets can participate in transactions involving Tokenized Shares.

•	Burning and Minting Process: For investors seeking to move Tokenized Shares between two different blockchains, each supported blockchain should be able to support WisdomTree Transfer’s management of a burning and minting process. This process involves reducing the balance of shares on the originating blockchain to zero by recording a “burning” transaction, and then minting an equivalent number of shares on the destination blockchain. This controlled burning and minting process seeks to ensure that the movement of shares between blockchains does not result in any dilution or duplication of Fund shares.

Investors should note that they may experience materially different service levels on different blockchains.

BLOCKCHAIN REGULATION. Regulation of blockchain technologies, including as used in connection with Tokenized Shares, is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

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Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact the Fund, and thus the Fund’s shareholders. Failure by the Fund or any Fund service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Fund (and thus to the Fund’s shareholders), including civil penalties and fines.

New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund’s ability to issue and redeem shares, including Tokenized Shares, or otherwise make distributions on shares, the secondary market liquidity and market price of shares, shareholders’ ability to access or otherwise utilize an exchange or platform for trading of the shares, and the structure, rights and transferability of the shares. Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede the Fund’s current or future activities.

In addition, because of the differences between the way the shares are issued and recorded as compared to shares in a traditional mutual fund or ETF, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or the shares.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the networks, such as Stellar and Ethereum, and their users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact the Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund and the Fund’s service providers.

OPERATIONS AND TECHNOLOGY. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, the Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose the Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Custodians, broker-dealers, and other financial intermediaries may not be equipped to hold or service Tokenized Shares in the same manner as DTCC Shares. Shareholders who hold Tokenized Shares through an intermediary are subject to the operational capabilities and policies of that intermediary. The Fund makes no representations regarding the ability of any intermediary to accommodate Tokenized Shares.

RECONCILIATION AND SETTLEMENT RISK. Ownership of Tokenized Shares is maintained through the book-entry records of WisdomTree Transfers, the Fund’s digital transfer agent. WisdomTree Transfers maintains blockchain-integrated records for Tokenized Shares, including records in book-entry form, which are reconciled with the records maintained by The Bank of New York (“BNY”), as transfer agent, each business day. For Tokenized Shares, transfers are effective, and ownership is determined, at the time such transfers are reflected in the records maintained by WisdomTree Transfers. Although reconciliation processes are designed to ensure consistency, discrepancies or delays in reconciliation could occur due to operational, technical or other factors. In such circumstances, resolution of any discrepancy may require investigation and could delay the processing of transactions or related administrative actions. In the event of any inconsistency that cannot be reconciled after investigation, the records maintained by BNY shall control with respect to the Fund’s overall share ownership, and any resulting adjustments will be reflected in the book-entry records maintained by WisdomTree Transfers and, as applicable, the associated blockchain records.

 A discussion of some of the other risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of the investment strategies and types of investments used by the Fund is set forth below.

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BANK DEPOSITS AND OBLIGATIONS. The Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund.

DERIVATIVES. The Fund may use derivative instruments as part of its investment strategies. The Fund will not use derivatives to increase leverage, and the Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements and credit-linked notes.

Regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by the Fund more costly, and may otherwise adversely impact the performance and value of derivatives. Regulatory developments also may change the way in which the Fund itself is regulated. Such developments may affect the Fund’s ability to invest or the extent to which it may invest in certain derivatives and subject the Fund to additional regulatory requirements. Complying with new requirements may increase the cost of the Fund’s investments and the cost of implementing the Fund’s investment program and related operations, which could adversely affect the Fund’s performance. In August 2022, Rule 18f-4 under the 1940 Act (“Rule 18f-4”), replaced the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which the Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Fund’s investment in such derivatives is limited through a value-at-risk (“VaR”) test. If the Fund uses derivatives in more than a limited specified exposure amount, it is required to establish and maintain a derivatives risk management program, subject to oversight by the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”), and appoint a derivatives risk manager to implement such program.

Forwards, swaps and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, the Fund, when using currency forwards, may need to hold additional cash to meet regulatory requirements, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error (if applicable), cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to the Fund of trading or otherwise affect returns to investors in such Fund.

With regard to the Fund, WisdomTree Digital Management expects to claim relief from the definition of commodity pool operator (“CPO”) under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Digital Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to the Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of the Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps.

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Swap Agreements and Options on Swap Agreements. The Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a CDS protection seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. In the event that the Fund acts as a CDS protection buyer and no credit event occurred during the term of the CDS, the Fund would recover nothing. Where the Fund is the protection buyer, CDS involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the Fund). Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. The Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of the Fund’s investments and its share price.

Swaptions. The Fund may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, the Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when the Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

Futures, Options and Options on Futures Contracts. The Fund may use futures contracts and related options: (i) to attempt to gain exposure to U.S. Treasury futures contracts and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index. To the extent the Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. The Fund is required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, a process known as “marking to market”. The Fund may take long or short positions in listed futures contracts.

The Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. When the Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., currency or Treasury security) at a specified future date. When the Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

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Options on Futures Contracts. The Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Options. The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange traded options.

There are significant risks associated with the Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

EQUITY SECURITIES. The Fund invests in equity securities. Equity securities, such as the common stocks or preferred stocks of an issuer or ETFs, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s shares to decline.

Investments in the United States. The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The Fund’s investments in the United States are particularly subject to the risk that they, and the U.S. economy more generally, will be adversely affected by a decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States. In addition, proposed and adopted policy and legislative changes in the United States have changed and may continue to change many aspects of financial, public health, environmental, and other regulation. Certain of these changes may have a significant effect, either positive or negative, on U.S. markets and issuers, including issuers in which the Fund may invest. The Fund’s investments in the United States also may be adversely affected by any one of several geopolitical risks to which the United States is subject, including its precarious strategic competitive relationship with China, Russia’s invasion of Ukraine and related economic sanctions, increasing environmental and climate risk, and the ever-increasing threat of damaging cyberattacks. The United States has also experienced elevated debt levels, increased internal political discord, and significant challenges in managing and containing inflation. If these trends were to continue or any of the other risks were to manifest, whether due to conditions or an event originating from within or outside of the United States, it may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

EXCHANGE-TRADED PRODUCTS. The Fund may invest in one or more types of exchange-traded products (“ETPs”), which may include ETFs registered under the 1940 Act, exchange-traded commodity trusts regulated by the CFTC, exchange-traded notes (“ETNs”), ETPs registered under the Securities Act only (e.g., bitcoin ETPs), as well as instruments that provide exposure to ETPs. Certain of the ETPs in which the Fund may invest may be managed, sponsored, or serviced by the Adviser or an affiliate (“Affiliated ETPs”), and in such capacity, the Adviser or affiliate may receive management or other fees from the ETPs in which the Fund invests. Any such fees would be in addition to the management fee earned by the Adviser for its management of an investing Fund. These fees may create a conflict of interest by influencing the Adviser to invest in the shares of Affiliated ETPs. While the Adviser takes steps to address such conflicts of interest, including subjecting Affiliated ETPs to the same investment criteria or conditions as unaffiliated ETPs, it is possible that such conflicts of interest could impact the Fund.

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Generally, the Fund’s investment in an ETP will subject the Fund to all of the risks associated with the assets or holdings of such ETP, as well as the general risks of investing in an ETP. For example, the Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, which may increase the spread (the difference between bid price and ask price) associated with the ETP’s share price. In addition, the market price of ETP shares may be more (i.e., a premium) or less (i.e., a discount) than the net asset value of the ETP shares and may not correlate to the market price of the ETP’s reference asset.

Exchange-Traded Funds. ETFs are investment companies regulated pursuant to the 1940 Act and registered with the SEC that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund investing in an ETF indirectly bears the fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs also are subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange-Traded Commodity Trusts. An exchange-traded commodity trust is a pooled investment vehicle that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange-traded commodity trusts also are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Exchange-traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, the Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Exchange-traded commodity trusts generally are registered with the CFTC and subject to regulation pursuant to the CEA. Direct investments in exchange-traded commodity trusts, like investments in other commodities, may increase the risk that the Fund may not qualify as RIC under the Code. If the Fund fails to qualify as a RIC, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders.

Exchange-Traded Notes. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, the Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on the Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. The Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. The Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

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FIXED INCOME SECURITIES. The Fund may invest in fixed income securities, U.S. Treasury notes and bonds. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income funds may be higher than normal.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize the Fund to invest in securities, contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Fund does not intend to do so, as a matter of policy, the Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the 1940 Act. The Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market of the investment. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A under the Securities Act, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) under the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of other investment companies, including ETFs that are advised by an affiliate of the Adviser. Unless otherwise permitted by the 1940 Act or rule thereunder, the 1940 Act generally prohibits the Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies.

MONEY MARKET INSTRUMENTS. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

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REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Fund with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. The Fund will generally not have the right to vote securities while they are being loaned.

TRACKING STOCKS. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policy for the Fund the proxy voting policy and guidelines of the Sub-Adviser. The Trust has delegated to the Sub-Adviser the authority and responsibility for voting proxies related to the portfolio securities held by the Fund.

[ ___ ] has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, [ ___ ] seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. [ ___ ] generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. [ ___ ] seeks to avoid material conflicts of interest through the application of detailed proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Digital Trust, c/o WisdomTree Securities, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

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The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. Once available, the current Form N-PX for the Fund may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the Fund’s website at www.wisdomtree.com/investments or the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

As an ETF, information about the Fund’s portfolio holdings is made available each Business Day in accordance with the provisions of any regulations of the Listing Exchange and other applicable SEC regulations, orders, and no-action relief. A “Business Day” with respect to the Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

While Tokenized Shares may trade on non-Business Days, the ETF’s portfolio would not change from the prior portfolio holdings dissemination.

This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Access to the Fund’s portfolio holdings with no lag time is permitted to personnel of the Adviser, Sub-Adviser, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

The Fund will disclose its portfolio holdings online at [www.wisdomtree.com/investments]. Online disclosure of such holdings is publicly available at no charge.

The Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

INVESTMENT LIMITATIONS

The following fundamental and non-fundamental investment policies and limitations supplement those set forth in the Fund’s Prospectus. Unless otherwise noted, whenever a fundamental or non-fundamental investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to the Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. The Fund, however, may change the non-fundamental investment policies described below and its investment objective, which is also a non-fundamental policy, without a shareholder vote, provided that it obtains Board approval and, where required, provides its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The investment policies and limitations set forth below are fundamental and may not be changed without shareholder approval. As a general matter, the Fund may not engage in the activities described in the policies below except to the extent permitted by the 1940 Act.

The Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding senior securities, “senior securities” are generally Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits the Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks. The Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

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Borrowing

Borrow money, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding borrowing, the 1940 Act generally permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.

Concentration of Investments

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Non-Fundamental Policies. The investment policy set forth below is not fundamental and may be changed without shareholder approval. Prior to any change in the Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

If, subsequent to an investment, the 80% investment policy is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

TOKENIZED SHARE STRUCTURE

Each Tokenized Share is a digital representation of one share of the Fund recorded on a blockchain. Tokenized Shares do not constitute a separate instrument or a different type of security from DTCC Shares; rather they are a digital form of the same underlying shares of the Fund. The issuance, redemption, and registration of all shares of the Fund, whether in the form of DTCC Shares or Tokenized Shares, are recorded through coordinated recordkeeping maintained by BNY, as transfer agent, and WisdomTree Transfers, as digital transfer agent, respectively.

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BNY serves as the registrar and transfer agent for DTCC Shares of the Fund. DTCC Shares are recorded and held in electronic book entry form through the facilities of the Depository Trust Company (“DTC”) and its participants in accordance with DTC’s customary procedures. Record ownership of DTCC Shares is reflected on the books of the Transfer Agent in the name of DTC or its nominee. DTC then maintains the beneficial ownership of the shares through its book entry record system. For Tokenized Shares, the securityholder file of WisdomTree Transfers consists of a blockchain-integrated recordkeeping system in which certain information, including token quantity and wallet address, is recorded on-chain, while personally identifiable information is maintained off-chain by WisdomTree Transfers. WisdomTree Transfers’ records, taken together with the on-chain records, constitute the records for Tokenized Shares. Tokenized shares may only be held in blockchain wallets that have been verified and approved by WisdomTree Transfers. While BNY maintains the overall share ownership records of the Fund, BNY does not maintain or have responsibility for blockchain-based recordkeeping or other processes associated with Tokenized Shares.

Conversion between Tokenized Shares and DTCC Shares may be effected at any time that the New York Stock Exchange is open for business, subject to applicable procedures, operational requirements and processing windows as established by WisdomTree Transfers, as digital transfer agent, and BNY, as transfer agent. Conversion between Tokenized Shares and DTCC Shares represents a change in the form of ownership of the same underlying shares and does not constitute a purchase, sale or redemption of Fund shares. Such conversions are effected through coordinated processes involving WisdomTree Transfers, as digital transfer agent, and BNY, as transfer agent. In general, conversion from Tokenized Shares to DTCC Shares involves the cancellation (or “burning”) of the digital representation of shares in the investor’s wallet and the corresponding delivery of shares through traditional book-entry systems into an investor’s brokerage account, while conversion from DTCC Shares to Tokenized Shares involves the transfer of shares through traditional systems and the subsequent issuance (or “minting”) of the corresponding digital representation of shares into a investor’s wallet. These processes are subject to applicable procedures, verification and information requirements, and settlement processes, and may take multiple business days to complete. In all cases, ownership is determined based on the official books and records of the Fund, as maintained by WisdomTree Transfers with respect to Tokenized Shares and to BNY with respect to the Fund’s overall share ownership records. Any digital representation of shares on a blockchain does not, by itself, constitute definitive evidence of ownership and reflects ownership only to the extent recorded in such official books and records.

Notwithstanding the ability to transfer Tokenized Shares peer-to-peer on a blockchain (as described below), the record of Tokenized Share ownership is maintained by WisdomTree Transfers, as digital transfer agent, through a blockchain-integrated recordkeeping system. A transfer of the record on a blockchain can act as an information source for WisdomTree Transfers to register a transaction in its book entry records. Shareholders should be aware that there may be a lag between the time an on-chain transfer is effected and the time WisdomTree Transfers reflects such transfer in the overall books and records. During any such lag period, the overall books and records may not reflect the most current state of on-chain ownership. WisdomTree Transfers and the Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. BNY’s book entry records constitute the overall record of DTCC Share ownership. WisdomTree Transfers will inform the Transfer Agent of the aggregate amount of Tokenized Shares it maintains in book entry form whereby BNY will reconcile such aggregate amount with the order entry records it maintains for Tokenized Shares from Authorized Participants (as defined below), which will allow BNY to maintain a record of overall Fund ownership.

Peer-to-Peer Transfers of Tokenized Shares

Tokenized Shares may be transferred by holders on a peer-to-peer basis to verified and permissioned wallets of investors registered with WisdomTree Transfers for supported blockchains outside of traditional market hours and outside of the National Market System. Such transfers are effectuated through smart contracts or similar blockchain-based mechanisms and do not require the involvement of a broker-dealer, exchange, or alternative trading system to execute the transfer on the blockchain itself. Holders of Tokenized Shares who wish to effect peer-to-peer transfers should be aware of the following:

1.	The availability of counterparties to peer-to-peer transfers is limited to other “whitelisted investors,” and there may be relatively few investors to whom Tokenized Shares can be transferred. A “whitelisted” investor must be aware of other “whitelisted” investors who are available to enter into peer-to-peer transfers, and neither the Fund nor WisdomTree Transfers will play any role in connecting transferors and transferees. Peer-to-peer transfers do not constitute a public trading market. There are risks presented by the fact that WisdomTree Transfers cannot ensure the reliability of any transfer of assets negotiated in connection with peer-to-peer transfers, other than transfers of Tokenized Shares.

2.	The regulatory status of peer-to-peer transfers of Tokenized Shares may be subject to evolving interpretations by the SEC or the Financial Industry Regulatory Authority (“FINRA”). Shareholders are solely responsible for ensuring that any transfer of Tokenized Shares complies with all applicable federal and state securities laws, including, without limitation, restrictions applicable to shares held by affiliates of the Fund and any applicable short-swing profit rules under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

3.	Peer-to-peer transfers of Tokenized Shares occur at prices negotiated between the transferor and transferee and may not reflect the Fund’s NAV at the time of transfer, the intraday indicative value, or the market price on the Listing Exchange. The Fund makes no representation regarding the prices at which Tokenized Shares may be transferred on a peer-to-peer basis. To the extent investors engage in peer-to-peer transfers at a price other than NAV, such transfers may, in certain circumstances, have legal implications for an investor under the federal securities laws or otherwise.

4.	The Fund, the Adviser, the Sub-Adviser, and WisdomTree Transfers are not parties to any peer-to-peer transfer of Tokenized Shares and bear no responsibility for the terms, pricing, execution, or settlement of any such transfer.

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5.	A transfer of Tokenized Shares, including a peer-to-peer on-chain transfer, is generally a taxable event for the transferor. See “Taxes” below.

6.	While an on-chain transfer may achieve technological finality on the applicable blockchain prior to WisdomTree Transfers’ next reconciliation, legal title of the transferred shares for purposes of the Fund’s shareholder register does not transfer until the transfer is reflected in the records maintained by WisdomTree Transfers. Accordingly, the transferee of Tokenized Shares on a blockchain may not be recognized as a shareholder of record for purposes of receiving distributions, voting, or exercising other shareholder rights until WisdomTree Transfers’ official book-entry records have been updated.

Conditional Registration and Ownership

In connection with the Fund’s blockchain-based recordkeeping for Tokenized Shares, the Fund may reflect shares as conditionally registered to a holder (e.g., an Authorized Participant, as defined below) prior to final determination of net asset value and completion of settlement. In such circumstances, WisdomTree Transfers, as digital transfer agent, may record a pending ownership position in its book-entry records and, where applicable, reflect a corresponding digital representation of such conditionally registered shares on a blockchain. An Authorized Participant may facilitate the conditional registration of shares to customers with verified and permissioned wallets prior to final settlement. In such cases, the customer’s interest represents a provisional ownership position that remains subject to completion of settlement and may be adjusted or reversed in accordance with the Fund’s and WisdomTree Transfers’ procedures. Upon completion of settlement in accordance with the Fund’s procedures, such positions will be reflected as final ownership in the book-entry records maintained by WisdomTree Transfers. Ownership of Tokenized Shares, including in the context of transfers, is determined based on the book-entry records maintained by WisdomTree Transfers, which constitute the official record of ownership for Tokenized Shares within the Fund’s recordkeeping framework. Such records are reconciled with the records maintained by BNY, as transfer agent, each business day. In the event of any inconsistency that cannot be reconciled after investigation, the records maintained by BNY shall control with respect to the Fund’s overall share ownership, and any resulting adjustments will be reflected in the book-entry records maintained by WisdomTree Transfers and, as applicable, the associated blockchain records. WisdomTree Transfers will only conditionally register shares to the extent that assets in excess of the purchase price are pre-funded and designated for settlement prior to conditional registration; however, this structure is novel and may still present operational, legal, or regulatory risks. This conditional registration feature enables Authorized Participants to settle purchase orders on the same day, provided that such orders are received by the Distributor by the Closing Time.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree or its affiliates (the “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) funds, including the Fund, as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for funds, including the Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.

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The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•	privately negotiated transactions;
•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser, Sub-Adviser, Distributor (as defined below) and Administrator (as defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Sub-Adviser are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

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The Board’s role in risk management oversight begins before the inception of the Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Board has reviewed and approved the tokenized share structure and the Board receives regular reporting on the operational performance of the tokenized share structure. The Board retains the authority to discontinue, modify, or suspend the tokenized share structure at any time if, in its sole discretion, the Board determines that doing so is in the best interests of shareholders.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust. There is no stated term of office for the Trustees. Nevertheless, pursuant to the Board’s retirement policy, each Trustee who is not an “interested person” as defined in the 1940 Act (i.e., “Independent Trustees”), must retire from, and cease to be a member of, the Board of Trustees at the end of the calendar year in which the Independent Trustee first attains the age of seventy-seven years; provided, however, that an Independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-seven years (each calendar year, a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term, a majority of the Board’s other Independent Trustees approves excepting the Independent Trustee from the general retirement policy set out above. An Independent Trustee may serve a maximum of three Waiver Terms. The address of each Trustee and Officer is c/o WisdomTree Digital Management, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

The Chairman of the Board, Joseph Keenan, is not an interested person of the Fund as that term is defined in the 1940 Act. The Board is composed of a super-majority (75%) of Independent Trustees. There is an Audit Committee and Governance and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Fund has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a super-majority of the Board, the assets under management of the Fund, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee

Trustees Who Are Interested Persons of the Trust

Stuart Bell (1983)	Trustee, 2022 – present; President, 2022-present	Chief Operating Officer of WisdomTree Digital Management since 2022; Chief Operating Officer of WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	[16]	Director, WisdomTree Digital++ and WisdomTree Asset Management, Inc.

Trustees Who Are Not Interested Persons of the Trust

Joseph Keenan (1962)	Trustee, 2022-present; Chairman of the Board, 2022-present.	Founder and Sole Proprietor of Target Consulting LLC (asset management consultant) since 2019; Senior Vice President of SS&C Technologies (fund administrator, accounting agent and transfer agent) from 2019 to 2020; Managing Director, Global Head of Sales and Relationship Management – Asset Managers and Sovereigns of BNY Mellon (custodial bank, fund administrator and accounting agent) from 2015 to 2018.	[16]	Trustee, ALPS ETF Trust, Man ETF Series Trust

Mary Moran Zeven* (1961)	Trustee, 2022-present

Director of the Graduate Tax Program, Boston University School of Law, 2022;

Director of the Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to 2022; Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company (custodial bank, fund administrator and accounting agent) from 2000 to 2019.

			[16]	Independent Trustee, M Funds, Inc. (2019-Present), Beacon Pointe Multi-Alternative Fund (2023-Present), Booster Income Opportunities Fund (2024-Present), 83 Investment Group Income Fund (2024-Present)

Nicholas Fusco** (1983)	Trustee, 2022-present	Founder and CEO of ApeVue± (private investment pricing service and independent data provider) from 2021 to present; Chief Revenue Officer of Semantic Evolution (financial technology, artificial intelligence and data extraction provider) from 2019 to 2021; Director, Fixed Income Product Sales at IHS Markit (financial data provider) from 2014 to 2019.	[16]	None

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Officers of the Trust

Stuart Bell*** (1983)	President, 2022- present; Trustee, 2022-present	Chief Operating Officer, WisdomTree Digital Management since 2022; Chief Operating Officer, WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	[16]	See Interested Trustee Table Above.

William Peck*** (1990)	Vice President, 2022-present	Head of Digital Assets, WisdomTree Digital++, since 2021; Head of Strategy and Emerging Technology, WisdomTree Asset Management, Inc., from 2014 to 2021.	[16]	Not Applicable

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee

Ryan Louvar*** (1972)	Chief Legal Officer and Secretary, 2022-present	Chief Legal Officer and Head of Business and Legal Affairs, WisdomTree Digital++, since 2021; General Counsel, WisdomTree Asset Management, Inc., 2013 to 2021.	[16]	Not Applicable

Terry Jane Feld*** (1960)	Chief Compliance Officer, 2022-present	Chief Compliance Officer, WisdomTree Digital Management since 2022 and WisdomTree Asset Management, Inc. since 2012; Head of Compliance, WisdomTree Asset Management since 2012.	[16]	Not Applicable

Shilpa Raina *** (1981)	AML Compliance Officer, 2025-present	Chief Compliance Officer, WisdomTree Digital++ since 2024; Deputy Chief Compliance Officer, Anchorage Digital from 2023-2024; Vice President Global Financial Crimes at Morgan Stanley from 2020 to 2023; Director, E*TRADE Anti-Money Laundering 2011 to 2020.	[16]	Not Applicable

David Castano*** (1971)	Treasurer, 2022-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	[16]	Not Applicable

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Clint Martin*** (1977)	Assistant Treasurer, 2022-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	[16]	Not Applicable

Joshua Mayo*** (1989)	Assistant Secretary, 2022-present	Senior Counsel, Digital Assets, WisdomTree Digital++, since 2023 (previously Counsel from 2022-2023); Associate Counsel (Corporate & Commercial), Axogen, Inc., 2021 to 2022; Corporate Attorney (Legal Specialist – U.S. Regulatory), PIMCO, 2018 to 2021; Corporate Attorney (Legal and Compliance), Artivest, Inc., 2017 to 2018.	[16]	Not Applicable

_________________

* Chair of the Governance and Nominating Committee

** Chair of the Audit Committee

*** Elected by, and serves at the pleasure of, the Board.

+ As of the date of this SAI.

++ WisdomTree Digital refers to the separate division within WisdomTree and its affiliates commencing in 2021 and includes the separate advisory subsidiary, WisdomTree Digital Management, commencing in 2022.

± Mr. Fusco joined MSCI, Inc. in April 2026 following MSCI, Inc.’s acquisition of PM Insights (ApeVue, Inc.), a company previously owned by Mr. Fusco. A pre-existing relationship exists between an affiliate under common control with the Funds’ investment adviser and MSCI, Inc., whereby such affiliate purchases less than $1 million of index and benchmarking data annually, which amount is considered immaterial to MSCI, Inc.

Trustees Who Are Not Interested Persons of the Trust

Audit Committee. Messrs. Fusco and Keenan and Ms. Moran Zeven, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended [ __ ], the Audit committee held [ __ ] meetings.

Governance and Nominating Committee. Ms. Moran Zeven and Messrs. Keenan and Fusco, each an Independent Trustee, are members of the Board’s Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Exchange Act, in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance and Nominating Committee. During the fiscal year ended [ __ ], the Governance and Nominating Committee held [ __ ] meetings.

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Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Keenan is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, investment products and new financial technologies. His experience includes global fund services and operations, global fund relationship management, evolving financial products and financial technologies and financial services business development.

The Board has concluded that Ms. Moran Zeven is qualified to serve as Trustee of the Trust because of the experience she has gained in the financial services and legal industries. Her experience includes global fund services and operations, with a particular focus on related legal matters, as well as overseeing a graduate program in banking and financial law at a major university focused on the evolving global financial industry and application of laws related thereto.

The Board has concluded that Mr. Fusco is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, financial pricing data and new financial technologies. His experience includes complex financial product and data analysis, complex pricing data and services, and financial services data extraction and artificial intelligence technology.

The Board has concluded that Mr. Bell is qualified to serve as Trustee of the Trust because of the experience he has gained as Chief Operating Officer of WisdomTree Asset Management, Inc. and the Adviser, the experience he has gained serving as Director of International Business for WisdomTree Asset Management, Inc., and his knowledge of and experience in the financial services industry.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Stuart Bell	WisdomTree 500 Digital ETF	None	—
Independent Trustees
Joseph Keenan	WisdomTree 500 Digital ETF	None	$0 - $10,000
Mary Moran Zeven	WisdomTree 500 Digital ETF	None	—
Nicholas Fusco	WisdomTree 500 Digital ETF	None	$10,001 - $50,000

Board Compensation. Effective March 20, 2025, the Independent Trustees received an annual fee of $80,000, with the Board Chair receiving an additional fee of $20,000 and each Committee Chair receiving an additional fee of $15,000 per annum, payable in quarterly increments at each quarterly meeting. An Interested Trustee is not compensated by the Trust. The Trustees do not accrue pension or retirement benefits as part of the Trust’s expenses, and Trustees do not receive annual benefits upon retirement.

Control Persons and Principal Holders of Securities.

Because the Fund is new, the Fund has not received information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”). As of the date of this SAI, the Fund does not have any shareholders. Certain officers, employees, accounts or affiliates of WisdomTree Digital Management, Inc. (such as WisdomTree, WisdomTree Securities, Inc. and/or WisdomTree Digital Movement, Inc., 250 West 34th Street, 3rd Floor, New York, NY), or third parties, may from time to time own a substantial amount of the Fund’s shares, including as an initial or seed investor.

Persons or entities who beneficially own more than 25% of the Fund may be deemed to control the Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

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Investment Adviser.

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”). The Adviser is a Delaware corporation registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119.

Under the Investment Advisory Agreement, the Adviser is responsible for the overall management and administration of the Trust. The Adviser provides an investment program for the Fund. The Adviser also provides oversight of the Sub-Advisers, monitoring of the Sub-Advisers’ buying and selling of securities for the Fund, and review of the Sub-Advisers’ performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending (when implemented), and all other non-distribution-related services necessary for the Fund to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for the Fund, including:

•	Overseeing the Trust’s insurance program;
•	Overseeing and coordinating all governance matters for the Trust;
•	Coordinating meetings of the Board of Trustees;
•	Devoting time and resources to maintaining an efficient market for the Fund’s shares;
•	Coordinating with outside counsel on all Trust related legal matters;
•	Coordinating the preparation of the Trust’s financial statements;
•	Coordinating all regulatory filings and shareholder reporting;
•	Overseeing the Fund’s tax status and tax filings;
•	Maintaining and updating a website for certain required disclosures;
•	Providing the Trust with records concerning the activities that the Trust is required to maintain; and
•	Rendering applicable reports to the Trust’s officers and Board of Trustees.

The Adviser’s experience is limited to managing the series of the Trust and the Adviser has limited experience in blockchain technology.

The Trust pays the Adviser a management fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Fund	Management Fee Rate
WisdomTree 500 Digital ETF	[ __ ]

With regards to the management fee under the Investment Advisory Agreement for the Fund, the Adviser provides investment advisory services and pays the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee.”

The Fund has not commenced operations as of the most recent fiscal year end and the Fund did not pay any management fees to the Adviser for the most recent fiscal year ended [ __ ].

The Adviser, from its own resources, including profits from management fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

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Additional Arrangements with WisdomTree Digital Management

Pursuant to a separate contractual arrangement, WisdomTree Digital Management (i) educates, or facilitates education, regarding the blockchain-enabled aspects of the Fund’s shares, makes periodic reports to the Board with respect thereto and pays (either directly or through third parties, which may include affiliates) all applicable blockchain network fees on behalf of the Fund, and (ii) arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. As compensation for providing such services, the Fund shall pay an annual fee to WisdomTree of [ __ ]% of its average daily net assets (the “Services Fee”). Such Services Fee may be increased upon approval by a majority of the Board and, if such approval is provided, only after at least sixty (60) days’ prior notice of such approved fee shall have been provided to the Fund’s shareholders. The initial term of such contractual arrangement is one (1) year, which will automatically renew from year to year provided such continuance is approved by a majority of the Board. Either party may choose to not renew by providing written notice to the other at least thirty (30) days prior to the next renewal period

Sub-Adviser.

[ __ ]. [ __ ] (“[ __ ]”) serves as sub-adviser to, and is responsible for, the day-to-day management of the Fund. [ __ ], a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at [ __ ]. [ __ ] manages the Fund’s portfolio investments and places orders to buy and sell the Fund’s portfolio investments. The Adviser pays [ __ ] for providing sub-advisory services to the Fund.

[ __ ] believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent [ __ ] from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Fund, continues in effect for [ __ ] years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Fund’s Sub-Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers.

[ __ ] utilizes a team of investment professionals acting together to manage the Fund’s assets. The Fund is managed by [ __ ] [ __ ]Team. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as it deems appropriate in the pursuit of the Fund’s investment objective. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are [ __ ], [ __ ], and [ __ ]. As of [ __ ], the [ __ ]Team was primarily responsible for the day-to-day management of the following accounts, [ __ ] of which have a performance-based fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]
[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]
[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]	[ __ ]

Portfolio Manager Fund Ownership. As of the date of this SAI, none of the portfolio managers owned shares of the Fund.

Portfolio Manager Compensation.

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on [ __ ] performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of [ __ ] parent company, [ __ ] and/or a notional investment in a pre-defined set of [ __ ] sub-advised funds.

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[ __ ] realizes that the success of its firm is largely dependent on its ability to attract and retain key investment professionals. The firm’s compensation philosophy is to align compensation closely with performance and to leverage the variable side of the compensation equation. Annually, the firm participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain competitive.

Key investment professionals such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in the firm’s long-term compensation program. Portfolio managers of private funds may be eligible for carried interest allocations.

Bonus Program. Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of [ __ ] stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow for all accounts managed by each team. The results for overall [ __ ] scorecards are typically calculated on an asset weighted performance basis of the individual portfolio management team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall [ __ ] performance and 75% attributable to their specific portfolio management team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Long-term Compensation - [ __ ] long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators, and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan.

Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the [ __ ] component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and [ __ ] restricted stock, and/or a notional investment in a predefined set of [ __ ] sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in [ __ ] deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, [ __ ] stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Description of Material Conflicts of Interest.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, [ __ ] has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

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Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. [ __ ] has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Performance Fees. The Sub-Adviser may enter into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or the applicable investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non- discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

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Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub- advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in the Fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by the Fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

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Codes of Ethics. The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund. Each Code of Ethics is on public file with, and is available from the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Administrator and Custodian. The Bank of New York (“BNY”) serves as administrator and custodian for the Fund. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and the Fund. Under the Custody and Foreign Custody Manager Agreements between the Trust and BNY, respectively, BNY serves as custodian of assets of the Trust, including securities which the Trust, on behalf of the Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. BNY is required, upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust and for the Fund. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for BNY and/or to indemnify BNY for certain liabilities.

Transfer Agent. BNY serves as the transfer agent for the Trust and its principal address is 240 Greenwich Street, New York, New York 10286. BNY has entered into a Transfer Agency and Service Agreement with the Trust, under which it acts as transfer agent for the authorized and issued shares of beneficial interest for the Fund and as dividend disbursing agent of the Trust. BNY maintains the Fund’s overall share ownership records, including records relating to DTCC Shares and aggregate positions associated with Tokenized Shares. BNY’s role is limited to maintaining the Fund’s overall share ownership records in its capacity as transfer agent. BNY is not responsible for the blockchain-based recordkeeping or related processes associated with Tokenized Shares, which is the responsibility of WisdomTree Transfers, as described below. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, [transaction fees, and asset-based fees which are accrued daily and paid monthly].

Digital Transfer Agent. WisdomTree Transfers serves as the digital transfer agent for the Trust and its principal address is 250 West 34th Street, 3rd Floor, New York, NY 10119. WisdomTree Transfers has entered into a Transfer Agency and Service Agreement with the Trust, under which it acts as digital transfer agent for the Tokenized Shares of the Fund. WisdomTree Transfers maintains a blockchain-integrated recordkeeping system, including book entry records and associated digital representations of Tokenized Shares. As compensation for the foregoing services, WisdomTree Transfers receives certain out-of-pocket costs and [asset-based fees].

Securities Lending Activities. To the extent a lending agent (“Lending Agent”) is engaged, such lending agent will be responsible for the implementation and administration of the securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). The Lending Agent would lend available securities with any person on its list of approved borrowers, including any affiliate thereof. Lending Agent would determine whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. Lending Agent would ensure that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to Lending Agent. Lending Agent would receive and hold, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. Lending Agent would mark loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, Lending Agent would return the collateral to the borrower upon the return of the loaned securities to Lending Agent. Lending Agent would invest cash collateral in accordance with the Securities Lending Agreement. Lending Agent would maintain such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Lending Agent would perform compliance monitoring and testing of the securities lending program and, on a quarterly basis, make available to the Board a statement describing the outstanding loans and income made on such loans during the period.

The Fund has not engaged a Lending Agent and accordingly have not engaged in any lending activity as of the end of the most recent fiscal year and as such, such that it had no fees and/or compensation for securities lending activities and related services.

Distributor. WisdomTree Securities, Inc. (the “Distributor”) serves as Distributor for the Trust and its principal address is 250 West 34th Street, 3rd Floor, New York, New York 10119. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually.

Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

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The Distributor may also enter into agreements with securities dealers and other financial institutions who will solicit purchases of Creation Unit Aggregations of shares. Such entities may also be Authorized Participants (as defined below) or DTC Participants (as defined above).

Intermediary Compensation. WisdomTree Digital Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay or otherwise assist certain broker-dealers, registered investment advisers, banks, other intermediaries and platforms (“Intermediaries”) for certain activities and/or services related to the Fund, or other Funds, including for making the Fund available such as without a commission or transaction fee (or to otherwise offset such commissions or fees), for participation in activities that are designed to make Intermediaries and investors more knowledgeable about exchange-traded or tokenized products, including the Fund, for other activities, such as marketing and educational training or support (such as through conferences, webinars, and printed communications), for data, for platform development and/or access, for technology support, for co-marketing and cross-promotional efforts, or to otherwise facilitate education, relationships and/or investment. Payments made pursuant to such arrangements are expected to vary in any year, can be different for different Intermediaries and third parties, and can be subject to certain minimum payment levels. Any such payments or other consideration are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

WisdomTree Digital Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professionals if he or she receives similar payments from his or her Intermediary firm.

WisdomTree Digital Management or its affiliates intend to engage with, and make payments to, other Intermediaries and third parties in the future. Please contact your adviser, broker, other investment professional, or other type of Intermediary and ask whether they have any such arrangements with WisdomTree Digital Management or its affiliates and/or to receive more information regarding any payments such firm may receive. Any payments made by WisdomTree Digital Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.

BROKERAGE TRANSACTIONS

The Sub-Advisers assume general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as if they may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The Fund is new and has not paid any commissions to any affiliated brokers as of the date of this SAI.

Affiliated Brokers

The Fund is new and has not paid any commissions to any affiliated brokers as of the date of this SAI.

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Regular Broker-Dealers

The Fund is new and has not conducted any brokerage transactions as of the date of this SAI.

Portfolio Turnover

Portfolio turnover rates for the Fund will be disclosed in the Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from the Fund to be taxed as ordinary income which may limit the tax efficiency of the Fund. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The Fund is new and therefore does not have portfolio turnover as of the date of this SAI.

Unless otherwise specified above, increases or decreases in portfolio turnover rate are generally due to increases/decreases in transaction activity related to periodic portfolio rebalances or from increases/decreases in portfolio transaction volumes from purchases/redemptions of Fund shares.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Each share of the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each share, regardless of form it is held in, has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. For purposes of shareholder meetings and proxy solicitations, the record date, record holders, and voting entitlements will be determined from the records maintained by WisdomTree Transfers, as digital transfer agent, with respect to Tokenized Shares, and BNY, as transfer agent, with respect to the Fund’s overall share ownership records. The Fund may rely on the records of WisdomTree Transfers for purposes of communicating with holders of Tokenized Shares. Holders of Tokenized Shares who have acquired shares through peer-to-peer transfers but are not yet reflected in WisdomTree Transfer’s book-entry records are not shareholders for purposes of a record date and therefore may not receive timely Fund communications. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund. Shareholders may make inquiries by writing to the Trust, c/o WisdomTree Digital Trust, 250 West 34th Street, 3rd Floor, New York, New York 10119.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“Insiders”) may be subject to the insider reporting, short-swing profit, and short-sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Role of the Depositary Trust Company. DTC acts as securities depository for the DTCC Shares of the Fund. DTCC Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of DTCC Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

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Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

DTCC Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all DTCC Shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a portfolio of securities (the “Deposit Securities”) and/or cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund. Affiliated broker-dealers are expected to transact with the Fund on a cash basis. To the extent permitted under Rule 6c-11, affiliated broker-dealers may engage in in-kind transactions in accordance with applicable requirements.

The Fund or the Advisers may permit or require the submission of a basket of securities and other instruments, or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or the Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or the Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or the Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component that may be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

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Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next or otherwise announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes from time to time based on various factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Trust or one of its service providers (a “Participant Agreement”) that allows the Authorized Participant to place orders for the purchase and redemption of creation units (each, an “Authorized Participant”). An Authorized Participant may include a (i) “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) DTC Participant. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement.

All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal, or other transmission method acceptable to the Transfer Agent and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or the Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of the Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or BNY to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the first Business Day following the Transmittal Date. The Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the NYSE is open) (“T+1”). In certain cases, Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or the Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to [ __ ] through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by [ __ ] no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if [ __ ] does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or the Advisers, which the Trust or the Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, the Authorized Participant must deposit with BNY the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or BNY does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with [ __ ], pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or the Advisers, which the Trust or the Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by BNY or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or the Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for the Fund, which are anticipated to occur, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

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Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the right to reject an order for Creation Unit Aggregations in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit Aggregation would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor, and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Unit Aggregations. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Custodian, BNY, the Adviser, the Distributor, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and similar extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, BNY, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, BNY, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Unit Aggregations. Given the importance of the ongoing issuance of Creation Unit Aggregations to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Unit Aggregations.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. The Fund imposes a “Transaction Fee” or “CU Fee” on Authorized Participants purchasing or redeeming Creation Unit Aggregations. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Unit Aggregations. Where the Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for the Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to the Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Digital Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for the Fund, may be charged in cases where the Fund permits cash or cash in lieu of Deposit Securities. Authorized Participants purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will Authorized Participants doing so through the NSCC process. Also, Authorized Participants who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by the Fund.

The table below sets forth the standard and maximum creation and redemption Transaction Fees for the Fund. These fees may be changed by the Trust.

Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
[ __ ]	WisdomTree 500 Digital ETF	$[ __ ]	$[ __ ]

_________________

*	The Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits. The Adviser may pay out of its own resources and not out of Fund assets, such Transaction Fees or variable fees from time to time in its sole discretion. Any such fees and/or payments by the Adviser may impact bid/ask spreads.

Placement of Redemption Orders Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of the Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the first NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNY (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNY no later than instructed, which is typically one day after Transmittal Date (presuming T+1 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within one Business Day and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or the Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by BNY and marked-to-market daily, and that the fees of [ __ ] and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by BNY according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

The Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Fund is closed or that are otherwise not Business Days for the Fund, stockholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange for the Fund, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. The Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, securities, or other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant also will be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. Affiliated broker-dealers are expected to transact with the Fund on a cash basis. To the extent permitted under Rule 6c-11, affiliated broker-dealers may engage in in-kind transactions in accordance with applicable requirements.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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Creations and Redemptions via Smart Contracts. In addition to the procedures described above, Authorized Participants may submit orders to create or redeem Creation Unit Aggregations of the Fund through interaction with the Fund’s or its service provider’s smart contract interface (including, as applicable, the “mint request” function for creations and the transfer of shares to a designated blockchain address, or “burn address,” for redemptions). Orders submitted through the smart contract interface are relayed to WisdomTree Transfers (or other designated service provider) for processing. Any such order constitutes a binding request to create or redeem, as applicable, Creation Unit Aggregations in the amount specified, subject to the terms of the Authorized Participant Agreement and the Fund’s applicable order cut-off times and acceptance procedures. Only properly onboarded Authorized Participants that have entered into a Participation Agreement with the Fund may submit orders through the smart contract interface. Authorized Participants are responsible for ensuring that orders are submitted in a timely manner, taking into account potential delays associated with blockchain network processing.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

Generally, orders for Tokenized Shares placed by an Authorized Participant are settled on a same-day basis, where Tokenized Shares are delivered to the Authorized Participant on the date the order is received. Orders for DTCC Shares are generally settled on a T+1 basis, with DTCC Shares delivered to the Authorized Participant through DTC on the Settlement Date. Authorized Participant creation orders are processed and reflected on the Fund’s books on a same-day basis (subject to NAV finalization), while the Fund’s corresponding purchases of underlying portfolio securities settle on a T+1 basis, consistent with standard market settlement cycles. However, the Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+1 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within one Business Day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself, and/or the convertibility or repatriation of the local proceeds associated therewith), could impede the Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some securities, in certain circumstances.

TAXES [to be updated]

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. The Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the “Qualifying Income Test”);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

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(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, reduced by certain deductible expenses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

The Fund’s failure to qualify as a RIC could cause shareholders to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Fund’s Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. Please refer to the section of this SAI entitled “Taxes – Taxation of the Fund” for a more detailed explanation of the risks associated with the Fund’s failure to qualify as a RIC.

Taxation of the Fund. If the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains that are fully distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, the Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.

However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt interest and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by the Fund will generally be subject to tax at the regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at the corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of investment company taxable income are generally taxable as ordinary income, assuming the Fund has sufficient earnings and profits. Distributions from the Fund’s net capital gain, if any, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Taxes on distributions of Capital Gain Dividends are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For individuals, long- term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment company taxable income reported by the Fund as “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by the Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends- received deduction, which is generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to the Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to the Fund shares.

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Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of distributions paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. However, the holding period requirement does not apply to the Fund because it declares interest dividends on a daily basis in an amount equal to at least 90 percent of the Fund’s excess section 163(j) interest income and distribute such dividends on a monthly basis. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (the “IRS”).

Distributions from the Fund and capital gain on the sale of such Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If the Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Fund is generally required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has been notified by the IRS that he, she or it has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

The Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

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If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities, or currencies.

Non-U.S. Shareholders. In general, dividends, other than Capital Gain Dividends, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a beneficial holder of Fund shares who is a non-U.S. person has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain non-U.S. entities that hold shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

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A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Unit Aggregations. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Unit Aggregations generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Unit Aggregations at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Unit Aggregations. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Unit Aggregations may be treated as ordinary income or loss. A person who redeems Creation Unit Aggregations will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit Aggregations and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Unit Aggregations. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Unit Aggregations may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Unit Aggregations in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Unit Aggregations have been held for more than one year.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Unit Aggregations and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Unit Aggregations should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Section 351. The Trust, on behalf of the Fund, has the right to reject an order for Creation Unit Aggregations if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Unit Aggregations to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Unit Aggregations so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Unit Aggregations.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of the Fund’s shares is calculated each day the Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

The Fund’s assets are comprised of its portfolio securities and other investments and other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of the Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in the Fund’s NAV in the amount of the payment of the income dividend or capital gains distribution (i.e., the NAV as of the ex-dividend date, which is the first date following the declaration of a dividend and/or distribution on which the purchaser of shares is not entitled to receive the payment, excludes the amount of the dividend and/or distribution to be paid.

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In calculating the Fund’s NAV, Fund investments generally are valued using market valuations. The Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers; and (iv) derivative investments at fair value using a variety of information (e.g., futures contracts are generally fair valued based on the last sale price). U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by the Index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. The Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than the NAV of the Fund’s shares. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Unit Aggregations. Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available on the Fund’s website at [www.wisdomtree.com/investments].

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on a [monthly] basis. Nonetheless, the Fund might not make a dividend payment every [month].

The Fund intends to distribute its net realized capital gains, if any, to shareholders. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares of the Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing any income and capital gain distributions to you. Distributions will be paid to shareholders of record as reflected on the records maintained by WisdomTree Transfers, as digital transfer agent with respect to Tokenized Shares, and by BNY, as transfer agent, with respect to overall share ownership records. On-chain transfers of Tokenized Shares occurring after the record date, even if technologically settled before the distribution payment date, will not transfer the right to receive any declared distribution.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP with offices located at One Oxford Centre, 32nd Floor, Pittsburgh, PA 15219-6401 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. [ __ ], with offices located at [ __ ], serves as the independent registered public accounting firm to the Trust.

FINANCIAL STATEMENTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Trust’s Form N-CSR at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com/investments.

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Item 28. Exhibits.

The following exhibits are incorporated by reference to the previously filed documents indicated below:

(a)(1)	Certificate of Trust of WisdomTree Digital Trust (the “Registrant”) dated April 19, 2021, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-21-136968 on April 28, 2021.

(2)	Declaration of Trust of the Registrant dated April 19, 2021, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR Accession No. 0001193125-21-136968 on April 28, 2021.

(3)	Amended and Restated Declaration of Trust of the Registrant dated December 10, 2025, is incorporated herein by reference to Exhibit (a)(3) of the Registrant’s Post-Effective Amendment No. 91 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-018281 on December 19, 2025.

(4)	Revised Schedule A to the Trust Instrument is incorporated herein by reference to Exhibit (a)(4) of the Registrant’s Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(5)	Revised Schedule A to the Trust Instrument, reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF to be filed by amendment.

(b)	Registrant’s By-Laws, as amended June 29, 2022, are incorporated herein by reference to Exhibit (b) of the Registrant’s Pre-Effective Amendment No. 4 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-008714 on July 7, 2022.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between Registrant and WisdomTree Digital Management, Inc. is incorporated herein by reference to Exhibit (d)(1) of the Registrant’s Pre-Effective Amendment No. 6 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-011368 on September 21, 2022.

(2)	Revised Appendix A to the Investment Advisory Agreement between Registrant and WisdomTree Digital Management, Inc. is incorporated herein by reference to Exhibit (d)(2) of the Registrant’s Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(3)	Revised Appendix A to the Investment Advisory Agreement between Registrant and WisdomTree Digital Management, Inc., reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(4)	Investment Subadvisory Agreement between WisdomTree Digital Management, Inc. and Voya Investment Management Co. LLC is incorporated herein by reference to Exhibit (d)(2) of the Registrant’s Pre-Effective Amendment No. 5 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-009586 on August 3, 2022.

(5)	Revised Appendix A to the Investment Subadvisory Agreement between Registrant and Voya Investment Management Co. LLC is incorporated herein by reference to Exhibit (d)(4) of the Registrant’s Post-Effective Amendment No. 71 filing, as filed with the SEC via EDGAR Accession No. 0001214659-23-013752 on October 20, 2023.

(6)	Investment Subadvisory Agreement between WisdomTree Digital Management, Inc. and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(5) of the Registrant’s Post-Effective Amendment No. 20 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-014866 on December 13, 2022.

(7)	Form of Revised Schedule A to the Sub-Advisory Agreement between WisdomTree Digital Management, Inc. and Mellon Investments Corporation is incorporated herein by reference to Exhibit (d)(6) of the Registrant’s Post-Effective Amendment No. 81 filing, as filed with the SEC via EDGAR Accession No. 0001214659-24-019598 on November 26, 2024.

(8)	Investment Subadvisory Agreement between WisdomTree Digital Management, Inc. and Newton Investment Management North America LLC is incorporated herein by reference to Exhibit (d)(7) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(9)	Revised Appendix A to the Investment Subadvisory Agreement between Registrant and [Sub-Adviser], reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(e)(1)	Distribution Agreement between Registrant and WisdomTree Securities, Inc. is incorporated herein by reference to Exhibit (e)(1) of the Registrant’s Post-Effective Amendment No. 91 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-018281 on December 19, 2025.

(2)	Revised Appendix A to the Distribution Agreement between Registrant and WisdomTree Securities, Inc., reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(3)	Form of Authorized Participant Agreement to be filed by amendment.

(f)	Not applicable.

(g)(1)	Custody Agreement between Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) of the Registrant’s Post-Effective Amendment No. 81 filing, as filed with the SEC via EDGAR Accession No. 0001214659-24-019598 on November 26, 2024.

(2)	Appendix I to the Custody Agreement between Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(2) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(3)	Revised Appendix I to the Custody Agreement between Registrant and The Bank of New York Mellon, reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(4)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(2) of the Registrant’s Post-Effective Amendment No. 81 filing, as filed with the SEC via EDGAR Accession No. 0001214659-24-019598 on November 26, 2024.

(5)	Annex I to the Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(4) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(6)	Revised Annex I to the Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(h)(1)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of the Registrant’s Post-Effective Amendment No. 81 filing, as filed with the SEC via EDGAR Accession No. 0001214659-24-019598 on November 26, 2024.

(2)	Exhibit A to the Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(2) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(3)	Revised Exhibit A to the Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon, reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(4)	Amended and Restated Transfer Agency and Services Agreement between Registrant and WisdomTree Transfers, Inc. (formerly Securrency Transfers, Inc.) is incorporated herein by reference to Exhibit (h)(3) of the Registrant’s Post-Effective Amendment No. 56 filing, as filed with the SEC via EDGAR Accession No. 0001214659-23-008245 on June 2, 2023.

(5)	Revised Appendix A to the Transfer Agency and Service Agreement between Registrant and WisdomTree Transfers, Inc. is incorporated herein by reference to Exhibit (h)(4) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(6)	Revised Appendix A to the Transfer Agency and Service Agreement between the Registrant and WisdomTree Transfers, Inc., reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(7)	Transfer Agency and Services Agreement between Registrant and The Bank of New York Mellon to be filed by amendment.

(8)	CCO Services Agreement between Registrant and WisdomTree Digital Management, Inc. is incorporated herein by reference to Exhibit (h)(3) of the Registrant’s Pre-Effective Amendment No. 4 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-008714 on July 7, 2022.

(9)	Revised Appendix to the CCO Services Agreement between Registrant and WisdomTree Digital Management, Inc. is incorporated herein by reference to Exhibit (h)(6) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025..

(10)	Revised Appendix to the CCO Services Agreement between Registrant and WisdomTree Digital Management, Inc., reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(11)	Fund Services Agreement between Registrant and WisdomTree Digital Management, Inc. is incorporated herein by reference to Exhibit (h)(4) of the Registrant’s Pre-Effective Amendment No. 6 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-011368 on September 21, 2022.

(12)	Revised Appendix to the Fund Services Agreement between Registrant and WisdomTree Digital Management, Inc. is incorporated herein by reference to Exhibit (h)(8) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025..

(13)	Revised Appendix to the Fund Services Agreement between Registrant and WisdomTree Digital Management, Inc., reflecting the addition of the Liquid Structured Credit Digital Fund and 500 Digital ETF, to be filed by amendment.

(i)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l)	Seed Capital Subscription Agreement is incorporated herein by reference to Exhibit (l) of the Registrant’s Pre-Effective Amendment No. 4 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-008714 on July 7, 2022.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of Registrant is incorporated herein by reference to Exhibit (p)(1) of the Registrant’s Pre-Effective Amendment No. 4 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-008714 on July 7, 2022.

(2)	Code of Ethics of WisdomTree Digital Management, Inc. is incorporated herein by reference to Exhibit (p)(2) of the Registrant’s Pre-Effective Amendment No. 4 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-008714 on July 7, 2022.

(3)	Code of Ethics of Voya Investment Management Co. LLC is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Pre-Effective Amendment No. 4 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-008714 on July 7, 2022.

(4)	Code of Ethics of Newton Investment Management North America, LLC is incorporated herein by reference to Exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 90 filing, as filed with the SEC via EDGAR Accession No. 0001214659-25-016424 on November 13, 2025.

(q)	Powers of Attorney are incorporated herein by reference to Exhibit (q) of the Registrant’s Pre-Effective Amendment No. 4 filing, as filed with the SEC via EDGAR Accession No. 0001214659-22-008714 on July 7, 2022.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Reference is made to Article IX of the Registrant’s Amended and Restated Declaration of Trust included as Exhibit (a)(3) to this Registration Statement with respect to the indemnification of the Registrant’s trustees and officers.

The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under policies of insurance maintained by Registrant and its investment adviser, respectively, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

WisdomTree Digital Management, Inc. (“WTDM”), 250 West 34th Street, 3rd Floor, New York, NY 10119, an indirect wholly-owned subsidiary of WisdomTree, Inc., is a registered investment adviser and serves as investment adviser to the Registrant. The description of WTDM under the caption of “Management of the Fund – Investment Adviser” in the Prospectus and under the caption “Management of the Trust” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.

Each of the directors and officers of WTDM will also generally have substantial responsibilities (as noted below) as directors and/or officers of WisdomTree, Inc. and/or its subsidiaries, 250 West 34th Street, 3rd Floor, New York, NY 10119. To the knowledge of the Registrant, except as set forth below or otherwise disclosed in the Prospectus or Statement of Additional Information as noted above, none of the directors or executive officers of WTDM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with WTDM	Principal Business(es) During Last Two Fiscal Years

William Peck	Chief Executive Officer and President	Dual officer of WisdomTree Asset Management, Inc. and WisdomTree Digital*

Bryan Edmiston	Chief Financial Officer and Treasurer	Dual officer of WisdomTree, Inc.

Ryan Louvar	Chief Legal Officer and Secretary	Dual officer of WisdomTree Asset Management, Inc. and WisdomTree Digital*

Stuart Bell	Chief Operating Officer	Dual officer of WisdomTree Asset Management, Inc. and WisdomTree Digital*

Jeremy Schwartz	Chief Investment Officer	Dual officer of WisdomTree Asset Management, Inc.

Terry Feld	Chief Compliance Officer	Dual officer of WisdomTree Asset Management, Inc. and WisdomTree Digital

* WisdomTree Digital refers to the separate division within WisdomTree and its affiliates commencing in 2021 and includes the separate advisory subsidiary, WisdomTree Digital Management, commencing in 2022.

WTDM, with the approval of the Trust’s Board of Trustees, selects the sub-adviser for each of the Registrant’s series, as applicable. Voya Investment Management Co. LLC serves as sub-adviser for those series as designated in the applicable Prospectus and Statement of Additional Information and Mellon Investments Corporation serves as sub-adviser for those other series as designated in the applicable Prospectus and Statement of Additional Information. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of a sub-adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Voya Investment Management Co. LLC

Name	Position Held with Voya Investment Management Co., LLC	Principal Business(es) During the Last Two Fiscal Years*

Huey Paul Falgout	Managing Director — Head of IM Legal	Managing Director — Head of IM Legal

Michael Peters	Chief Operating Officer & Senior Managing Director	Head of Investment Business Management at AllianzGI

Jacob John Tuzza	Head of Distribution and Senior Managing Director	Head of Distribution and Senior Managing Director

Vincent Joseph Costa	Chief Investment Officer of Equities and Senior Managing Director	Chief Investment Officer of Equities and Senior Managing Director

Christine Lynn Hurtsellers	Director, Chairwoman and Chief Executive Officer	Chief Investment Officer of Fixed Income & Proprietary Investments and Senior Managing Director of VIM; Chief Investment Officer of Fixed Income & Proprietary Investments and Senior Managing Director of VAAM

Paul Zemsky	Senior Managing Director	Senior Managing Director of VIM and VAAM

Micheline Faver	Chief Compliance Officer, Senior Vice President	Senior Vice President and Chief Compliance Officer of VIM and VAAM

Amir Sahibzada	Chief Risk Officer and Managing Director	Chief Risk Officer of VIM and VAAM

Markus Wolff	Chief Financial Officer and Managing Director	Managing Director, Head of U.S. Business Management & Distribution Strategy at AllianzGI

Matthew Toms	Global Chief Investment Officer and Senior Managing Director	Managing Director and Head of U.S. Public Investments

*	Voya Investment Management LLC (“VIM”), Voya Alternative Asset Management LLC (“VAAM”).

[Sub-Adviser to the Liquid Structured Credit Digital Fund and 500 Digital ETF] [table below to be completed by amendment]

Name	Position Held with [Sub-Adviser]	Principal Business(es) During the Last Two Fiscal Years

[ __ ]	[ __ ]	[ __ ]
[ __ ]	[ __ ]	[ __ ]
[ __ ]	[ __ ]	[ __ ]

Mellon Investments Corporation

Name	Position Held with Mellon Investments Corporation	Principal Business(es) During the Last Two Fiscal Years

Stephanie Pierce	Chief Executive Officer	Dual Officer of The Bank of New York Mellon
Lori Najjar	Chief Compliance Officer	Dual Officer of The Bank of New York Mellon
Giuliette Drake	Chief Financial Officer	The Bank of New York Mellon
Erica Fotta	Chief Operations Officer	Dual Officer of The Bank of New York Mellon
Hanneke Smits	Director	The Bank of New York Mellon; Newton
Christina Sujin King	Director	The Bank of New York Mellon

Item 32.	WisdomTree Securities, Inc.

(a)	WisdomTree Securities Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	WisdomTree Digital Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 250 West 34th Street, 3rd Floor, New York, New York 10119.

Name	Address	Position with Underwriter	Position with Registrant

R. Jarrett Lilien	250 West 34th Street, 3rd Floor, New York, New York 10119	President	None
Derek Ibsch	250 West 34th Street, 3rd Floor, New York, New York 10119	Chief Compliance Officer and Secretary	None
Maredith Sapp	250 West 34th Street, 3rd Floor, New York, New York 10119	Vice President	None
Shilpa Raina	250 West 34th Street, 3rd Floor, New York, New York 10119	AML Compliance Officer	AML Compliance Officer
David Robert Brant*	250 West 34th Street, 3rd Floor, New York, New York 10119	Financial and Operations Principal, Principal Operations Officer and Principal Financial Officer	None

*appointment and services for such roles are pursuant to a services agreement with Foreside Consulting Services, LLC.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 250 West 34th Street, 3rd Floor, New York, NY 10119.
(b)	Voya Investment Management Co., LLC maintains all records relating to its services as sub-adviser at 200 Park Avenue New York, New York 10169.
(c)	Mellon Investments Corporation maintains all records relating to its services as sub-adviser at 50 Fremont Street, Suite 3900, San Francisco, California 94105.
(d)	Newton Investment Management North America, LLC maintains all records relating to its services as sub-adviser at 500 Ross Street, Pittsburgh, Pennsylvania 15258.
(e)	[Sub-Adviser to the WisdomTree Liquid Structured Credit Digital Fund and 500 Digital ETF] maintains all records relating to its services as sub-adviser at [Address].
(f)	WisdomTree Securities, Inc. maintains all Records relating to its services as Distributor of the Registrant at 250 West 34th Street, 3rd Floor, New York, New York 10119.
(g)	The Bank of New York Mellon maintains all Records relating to its services as administrator and custodian of the Registrant at 240 Greenwich Street, New York, New York 10286.
(h)	WisdomTree Transfers, Inc. maintains all Records relating to its services as Transfer Agent of the Registrant at 250 West 34th Street, 3rd Floor, New York, NY 10119.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 95 to Registration Statement No. 333-255575 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on this 12th day of May, 2026.

WisdomTree Digital Trust

By: /s/ Stuart Bell
Stuart Bell
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 95 to the Registration Statement has been signed below by the following persons in the capacity indicated on this 12th day of May, 2026.

Signature	Title
/s/ Stuart Bell	President (Principal Executive Officer) and Trustee
Stuart Bell

/s/ David Castano	Treasurer (Principal Financial and Accounting Officer)
David Castano

/s/ Nicholas Fusco*	Trustee
Nicholas Fusco

/s/ Joseph Keenan*	Trustee
Joseph Keenan

/s/ Mary Moran Zeven*	Trustee
Mary Moran Zeven

* By:	/s/ Ryan Louvar Ryan Louvar (Attorney-in-Fact)